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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: eToys, Inc.

Case No. 01-00706 (MFW)
Reporting Period: 08/01/01-08/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	9/20/01 Date
BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

*  Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys, Inc.

Case No. 01-00706 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

    There was no tax return filed during the period. Payroll and sales tax returns are prepared on a quarterly basis and submitted to respective government agency within thirty days after the end of each quarter.

In re: eToys, Inc.

Case No. 01-00706 MFW
Reporting Period 08/01/01-08/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

    Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	Pre-petition 5300152165	DIP General 2180039271	Payroll 5300155253	UBOC CD 2869002945	UBOC STOCK 5300161903	UBOC ESPP 5300161911	UBOC CD 2189005826	UBOC CD 2189009224	UBOC CD 2189000603	UBOC CD 2869003034	WFB Cert. Of Dep.	UBOC CD 2189003821
CASH BEGINNING OF MONTH	—	64,832.38	3,729.74	21,079,056.91	—	—	—	—	—	11,160,750.53	100,000.00	—
CASH SALES
ACCOUNTS RECEIVABLE (NOTE 2)		361,979.14
LOANS AND ADVANCES
SALE OF ASSETS		934,352.77
DUE FROM LLC
OTHER (attach list)		638,457.21
TRANSFER FROM DISTRIBUTION LLC
TRANSFER FROM CD		150,000.00								320,282.51
TRANSFERS FROM PRE-PETITION
TRANSFERS FROM DIP			170,000.00
INTEREST		2,635.26		31,560.03						33,445.26
TOTAL RECEIPTS	—	2,087,424.38	170,000.00	31,560.03	—	—	—	—	—	353,727.77	—	—
DISBURSEMENTS
NET PAYROLL			(58,981.81)
PAYROLL TAXES			(109,383.90)
SALES,USE,& OTHER TAXES		—
INVENTORY PURCHASES
SECURED/RENT/LEASES		(530.25)
INSURANCE		(15,937.86)
ADMINISTRATIVE		(20,525.01)	(1,016.29)
SELLING
OTHER (attach list)		(7,686.00)
PRE-PETITION EXPENSES (NOTE 1)		—
OWNER DRAW
TRANSFERS
Transfer to LLC DIP		(100,000.00)
Transfer to PR		(170,000.00)
Transfer to CD		(810,000.00)
Transfer to DIP General
Transfer to Pre-petition
PROFESSIONAL FEES		(490,868.56)
U.S. TRUSTEE QUARTERLY FEES		—
COURT COSTS
TOTAL DISBURSEMENTS	0.00	(1,615,547.68)	(169,382.00)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NET CASH FLOW	0.00	471,876.70	618.00	31,560.03	0.00	0.00	0.00	0.00	0.00	353,727.77	0.00	0.00
CASH END OF MONTH	0.00	536,709.08	4,347.74	21,110,616.94	0.00	0.00	0.00	0.00	0.00	11,514,478.30	100,000.00	0.00

NOTE 1—PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2—ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).

    THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
 TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 08/01/01-08/31/01

MOR-1 con't
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	UBOC CD 2869002614	UBOC CD 2869002770	UBOC CD 2869002754	UBOC CD 2869003042	UBOC CD 5309026234	UBOC CD 5309028479	WFB 060-8526315	Total
CASH BEGINNING OF MONTH	288,000.00	0.00	603,181.05	0.00	187,500.00	319,429.60	103,751.98	33,910,232.19
CASH SALES								0.00
ACCOUNTS RECEIVABLE (NOTE 2)								361,979.14
LOANS AND ADVANCES								0.00
SALE OF ASSETS								934,352.77
DUE FROM LLC								0.00
OTHER (attach list)								638,457.21
TRANSFERS—SWEEP ACCOUNT								0.00
TRANSFER FROM CD				1,266,609.41				1,736,891.92
TRANSFERS FROM PRE-PETITION								0.00
TRANSFERS FROM DIP			810,000.00					980,000.00
INTEREST			3,428.36			852.91	370.11	72,291.93
TOTAL RECEIPTS	0.00	—	813,428.36	1,266,609.41	0.00	852.91	370.11	4,723,972.97
DISBURSEMENTS
NET PAYROLL								(58,981.81)
PAYROLL TAXES								(109,383.90)
SALES,USE,& OTHER TAXES								0.00
INVENTORY PURCHASES								0.00
SECURED/RENT/LEASES								(530.25)
INSURANCE								(15,937.86)
ADMINISTRATIVE							(10.00)	(21,551.30)
SELLING								0.00
OTHER (attach list)								(7,686.00)
PRE-PETITION EXPENSES (NOTE 1)								0.00
OWNER DRAW								0.00
TRANSFERS								0.00
Transfer to LLC DIP								(100,000.00)
Transfer to PR								(170,000.00)
Transfer to CD			(1,266,609.41)			(320,282.51)		(2,396,891.92)
Transfer to DIP General			(150,000.00)					(150,000.00)
Transfer to Pre-petition								0.00
PROFESSIONAL FEES								(490,868.56)
U.S. TRUSTEE QUARTERLY FEES								0.00
COURT COSTS								0.00
TOTAL DISBURSEMENTS	0.00	0.00	(1,416,609.41)	0.00	0.00	(320,282.51)	(10.00)	(3,521,831.60)
NET CASH FLOW	0.00	0.00	(603,181.05)	1,266,609.41	0.00	(319,429.60)	360.11	1,202,141.37
CASH END OF MONTH	288,000.00	0.00	0.00	1,266,609.41	187,500.00	0.00	104,112.09	35,112,373.56

NOTE 1—PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2—ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		$3,521,831.60
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(2,816,891.92)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$704,939.68

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 08/01/01-08/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2180039271		5300155253		5300161903		5300161911		2869002945
C.	Purpose (Type):	DIP General		Payroll		Stock		E S P P		Time Deposit
1.	Balance per Bank Statement		$691,817.63		$54,881.54		$—		$—		$21,110,616.94
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks		(155,108.55)		(50,533.80)
4.	Other				—
5.	Month End Balance per Books		$536,709.08		$4,347.74		$—		$—		$21,110,616.94
6.	Number of Last Check Written		20320		605506

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		none		none		none		none		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		10084	5,000.00	SEE ATTACHED LIST		none		none		not applicable
		20314	905.88
		20315	110,226.43
		20316	1,683.77
		20319	1,269.62
		20320	1,093.50
		200116	305.17
		300005	14.99
		300011	7.48
		300054	104.34
		300059	3,793.11
		300069	447.84
		300070	30,256.42
	Total Checks Outstanding		$155,108.55

1

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 08/01/01-08/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2869003042		2189009224		5309026234		2869003034		2189003821
C.	Purpose (Type):	Time Deposit		Time Deposit		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$1,266,609.41		$—		$187,500.00		$11,514,478.30		$—
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$1,266,609.41		$—		$187,500.00		$11,514,478.30		$—
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

2

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 08/01/01-08/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Wells Fargo		Wells Fargo		Union Bank		Union Bank		Union Bank
B.	Account No.:	****		060-8526315		2869002614		5309028479		2869002754
C.	Purpose (Type):	Cert of Deposit		Credit Card		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$100,000.00		$104,112.09		$288,000.00		$—		$—
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$100,000.00		$104,112.09		$288,000.00		$—		$—
6.	Number of Last Check Written
**** copy of renewal notice was not available during the preparation of this report

	DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

	CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

3

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 08/01/01-08/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank								Total
B.	Account No.:		2869002770
C.	Purpose (Type):		Time Deposit
1.	Balance per Bank Statement		$—							$35,318,015.91
2.	(+) Deposit in Transit									0.00
3.	(-) Outstanding Checks									(205,642.35)
4.	Other Reconciling Items									0.00
5.	Month End Balance per Books		$—		$—		$—		$—	$35,112,373.56
6.	Number of Last Check Written

	DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			not applicable	not applicable		not applicable		not applicable

	CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			not applicable	not applicable		not applicable		not applicable

4

In re: eToys, Inc.

Case No. 01-00706 (MFW)

CASH DISBURSEMENTS
PAYROLL ACCOUNT
August 2001

CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
Tax-Inc.	8/3/01	1,408.25		1,408.25
306379	8/3/01	788.40	788.40
306380	8/3/01	398.78	398.78
306381	8/3/01	549.56	549.56
306382	8/3/01	456.50	456.50
306383	8/3/01	813.84	813.84
306384	8/3/01	526.26	526.26
306385	8/3/01	326.91	326.91
Fees-Inc.	8/6/01	160.88			160.88
Tax-Inc.	8/10/01	1,418.62		1,418.62
306386	8/10/01	1,261.44	1,261.44
306387	8/10/01	551.80	551.80
306388	8/10/01	759.77	759.77
306389	8/10/01	382.54	382.54
306390	8/10/01	813.84	813.84
Fees-Inc.	8/13/01	141.65			141.65
Tax-Inc.	8/17/01	2,235.51		2,235.51
306391	8/17/01	1,419.12	1,419.12
306392	8/17/01	840.67	840.67
306393	8/17/01	1,161.50	1,161.50
306394	8/17/01	461.81	461.81
306395	8/17/01	813.84	813.84
306396	8/17/01	1,264.03	1,264.03
Fees-Inc.	8/20/01	127.39			127.39
Tax-Inc.	8/24/01	1,758.20		1,758.20
306397	8/24/01	946.08	946.08
306398	8/24/01	840.66	840.66
306399	8/24/01	759.76	759.76
306400	8/24/01	467.06	467.06
306401	8/24/01	813.83	813.83
306402	8/24/01	326.91	326.91
306403	8/24/01	67.27			67.27
Fees-Inc.	8/27/01	147.56		147.56
Tax-Inc.	8/31/01	1,741.36	1,741.36
306404	8/31/01	788.40	788.40
306405	8/31/01	840.66	840.66
306406	8/31/01	759.77	759.77
306407	8/31/01	447.27	447.27
306408	8/31/01	813.84	813.84
306409	8/31/01	569.07	569.07
Tax-Pre-Petition	8/31/01	81,107.34		81,107.34
Tax	8/20/01	2,568.68		2,568.68
TOTAL DISBURSEMENTS-eToys, Inc.		114,846.63

In re: eToys, Inc.

Case No. 01-00706 (MFW)

CASH DISBURSEMENTS
PAYROLL ACCOUNT
August 2001

CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
Tax-LLC	8/3/01	6,176.39		6,176.39
605507	8/3/01	526.95	526.95
605508	8/3/01	421.31	421.31
605509	8/3/01	442.81	442.81
605510	8/3/01	968.16	968.16
605511	8/3/01	438.25	438.25
605512	8/3/01	1,032.67	1,032.67
605513	8/3/01	474.58	474.58
605514	8/3/01	1,461.93	1,461.93
605515	8/3/01	455.69	455.69
605516	8/3/01	494.79	494.79
605517	8/3/01	1,005.50	1,005.50
605518	8/3/01	432.21	432.21
605519	8/3/01	433.93	433.93
605520	8/3/01	2,935.41	2,935.41
Fees-LLC	8/6/01	155.22			155.22
Tax-LLC	8/10/01	3,040.26		3,040.26
605521	8/10/01	14.81	14.81
605522	8/10/01	21.83	21.83
605523	8/10/01	447.78	447.78
605524	8/10/01	485.92	485.92
605525	8/10/01	1,005.49	1,005.49
605526	8/10/01	424.89	424.89
605527	8/10/01	427.19	427.19
605528	8/10/01	2,935.42	2,935.42
Fees-LLC	8/13/01	136.63			136.63
Tax-LLC	8/17/01	2,857.81		2,857.81
605529	8/17/01	447.77	447.77
605530	8/17/01	485.91	485.91
605531	8/17/01	834.10	834.10
605532	8/17/01	424.91	424.91
605533	8/17/01	427.19	427.19
605534	8/17/01	2,935.42	2,935.42
Fees-LLC	8/20/01	105.67			105.67
Tax-LLC	8/24/01	3,032.74		3,032.74
605535	8/24/01	453.05	453.05
605536	8/24/01	468.16	468.16
605537	8/24/01	1,005.48	1,005.48
605538	8/24/01	429.78	429.78
605539	8/24/01	431.67	431.67
605540	8/24/01	2,935.41	2,935.41
Fees-LLC	8/27/01	121.58			121.58
Tax-LLC	8/31/01	3,632.54		3,632.54

In re: eToys, Inc.

Case No. 01-00706 (MFW)

CASH DISBURSEMENTS
PAYROLL ACCOUNT
August 2001

CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
605541	8/31/01	661.64	661.64
605542	8/31/01	814.61	814.61
605543	8/31/01	1,005.50	1,005.50
605544	8/31/01	651.55	651.55
605545	8/31/01	641.44	641.44
605546	8/31/01	2,935.42	2,935.42
TOTAL DISBURSEMENTS-LLC		54,535.37
TOTAL DISBURSEMENTS		169,382.00	58,981.81	109,383.90	1,016.29

In re Etoys, Inc.

Case No. 01-00706(MFW)

MOR-1 ATTACHMENT
OTHER RECEIPTS
August 2001

Payer	Description	Amount	Date
Cellular Paging	Refund	340.05	8/8/01
Network Solutions	Refund	35.00	8/8/01
Langner Security Services, Inc.	Refund	1,747.00	8/8/01
Krause Publications, Inc.	Refund	1.15	8/8/01
IGOE & Company Inc.	COBRA Refund	15,318.54	8/17/01
IGOE & Company Inc.	COBRA Refund	1,931.66	8/17/01
National Council	Refund	3,730.00	8/17/01
Irell & Manella	Refund	550,000.00	8/22/01
United States Postal Service	Refund	63,663.77	8/24/01
Verizon	Refund	6.81	8/24/01
Billboard Magazine	Refund	403.23	8/24/01
Kaiser Permanente	Refund	1,280.00	8/29/01

Total		$638,457.21

In re: eToys, Inc.

Case No. 01-00706 (MFW)

Cash Disbursements
August 2001

Date	Num	Name	Amount
8/6/01	20292	ARCHIVE.COM, INC	530.25
8/6/01	20293	RIGHT CLICK LLC	25.00
8/6/01	20294	RIGHT ON TIME MOVING	7,686.00
8/6/01	20295	COLLATERAL LOGISTICS, INC	8,000.00
8/7/01	20297	BRANN & ISAACSON	428.20
8/7/01	20298	GOLD, BARRY	2,597.17
8/7/01	20299	SALOMON SMITH BARNEY	1,425.96
8/7/01	20300	GOLD, BARRY	1,625.55
8/9/01	20296	COLLATERAL LOGISTICS, INC	100,000.00
8/10/01	20301	YOUNG, BYNNE	1,093.50
8/10/01	20302	FEDERAL EXPRESS	91.00
8/10/01	20303	MERRILL COMMUNICATIONS LLC	551.04
8/10/01	20304	VERIZON CALIFORNIA	300.85
8/10/01	20305	ANTHONY, DAVINA	900.00
8/13/01	20306	SPRINT (PO BOX 79255)	—
8/14/01	20307	ACE PARKING MGMT, INC.	855.00
8/15/01	20308	TRAUB, BONACQUIST & FOX, LLP	130,864.40
8/16/01	20309	BLUE CROSS OF CALIFORNIA	15,031.98
8/16/01	20310	ACE PARKING MGMT, INC.	892.50
8/16/01	20311	YOUNG, BYNNE	772.80
8/20/01	20312	PANJABI, SATISH	9,338.80
8/22/01	20313	CROSSROADS, LLC	110,895.91
8/22/01	A 8-1	To record Flex Plan voided check # 1441, 1446, 1452, 1459 and 1475.	(5,455.53)
8/23/01	20314	VISION SERVICE PLAN	905.88
8/24/01	20315	TRAUB, BONACQUIST & FOX, LLP	110,226.43
8/27/01	20316	GOLD, BARRY	1,683.77
8/27/01	20317	DEMING, LINDA	551.70
8/28/01	20318	COLLATERAL LOGISTICS, INC	30,881.82
8/28/01	20319	GOLD, BARRY	1,269.62
8/28/01	20320	YOUNG, BYNNE	1,093.50
8/31/01	1511	Howard Farfel	484.58

		Subtotal	535,547.68

		ADD: Payroll Disbursements (see attached)	169,382.00

		Total Disbursements	704,929.68

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through August 31, 2001 and One Month Ended August 31, 2001
UNAUDITED

	Mar 7 - Aug 31, '01	Aug '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Loss on Disposal of Assets	-27,927,357.20
Refunds Received	15,918.15	-86.46
Liquidation Proceeds—Other	563,442.49	72,768.38

Total Liquidation Proceeds	-27,347,996.56	72,681.92

Total Income	-27,347,996.56	72,681.92

Gross Profit	-27,347,996.56	72,681.92
Expense
Advertising	10,845.34
Bank Service Charges	137,652.68	10.00
Dues and Subscriptions	8,404.47	-739.72
Employee Benefits	319,256.45	-32,153.42
Equipment Leases	111,397.78
Insurance	793,377.45
Janitorial Services	0.00	-2,499.00
Licenses and Permits	3,348.02
Miscellaneous	14,390.62	2,798.50
Moving Expense	7,686.00	7,686.00
Office Relocation Expense	37,333.00
Outside Services	127,956.40	13,662.48
Parking	57,863.47	1,747.50
Payroll Taxes	73,978.28	5,487.42
Postage and Delivery	7,548.15
Professional Fees
Accounting	1,593.59
Legal Fees	13,868.94	3,868.94
Professional Fees—Other	0.00	-3,868.94

Total Professional Fees	15,462.53	0.00
Rent	386,536.44	4,630.25
Repairs
Computer Repairs	138,848.94
Equipment Repairs	11,537.01
Repairs—Other	86,431.36	19,717.44

Total Repairs	236,817.31	19,717.44
Salaries & Wages
Vacation Expense	19,748.25
Salaries & Wages—Other	1,272,437.31	28,871.21

Total Salaries & Wages	1,292,185.56	28,871.21
Sales Tax	25,388.98
Security	763.35
Supplies
Office	7,672.48
Supplies—Other	337.91

Total Supplies	8,010.39	0.00
Taxes
State	0.00	0.00

See accompanying Note To Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through August 31, 2001 and One Month Ended August 31, 2001
UNAUDITED

Taxes—Other	29,810.37

Total Taxes	29,810.37	0.00
Telephone
Communications Expense	180,774.41
Telephone—Other	113,362.96	-629.21

Total Telephone	294,137.37	-629.21
Travel & Ent
Meals	301.98
Travel	6,090.70
Travel & Ent—Other	29,152.74	7,084.62

Total Travel & Ent	35,545.42	7,084.62
Uncategorized Expenses	0.00	0.00
Utilities
Gas and Electric	86.69
Utilities—Other	0.00	0.00

Total Utilities	86.69	0.00

Total Expense	4,035,782.52	55,674.07

Net Ordinary Income	-31,383,779.08	17,007.85
Other Income/Expense
Other Income
Interest Income	404,762.02	73,688.89
Miscellaneous Income	1,624.91	-3,088.18

Total Other Income	406,386.93	70,600.71
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management	368,640.47	138,881.82
IT Consulting Services	6,732.50
Legal Notices/Publication	48,216.13

Total Post-Petition Payments	423,589.10	138,881.82
Pre-Petition Payments
Employee Reimbursements	6,020.71
Exp Deducted—Sec Dep	6,600.00
Other Critical Vendors	8,588.84
Payroll	540,337.53
Sales & Other Taxes	74,753.07	79,367.01

Total Pre-Petition Payments	636,300.15	79,367.01
Provision for Restructuring Chg	97,853,000.00
Record Storage	589.25	589.25

Total Other Reorganization Expenses	98,913,478.50	218,838.08
Professional Fees	3,010,288.27	388,765.74
U.S. Trustees Fees	14,000.00
Reorganization Expenses—Other	100,000.00

Total Reorganization Expenses	102,037,766.77	607,603.82

Total Other Expense	102,037,766.77	607,603.82

Net Other Income	-101,631,379.84	-537,003.11

Net Loss	-133,015,158.92	-519,995.26

See accompanying Note To Financial Statements	Page 2 of 2

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Balance Sheet (MOR-3)
As of August 31, 2001
UNAUDITED

Aug 31, '01
ASSETS
Current Assets
Checking/Savings
101000B—UBOC DIP A/C	536,709.08
101100—UBOC Payroll	4,347.74
101860—UBOC CD	21,110,616.94
101861—UBOC CD	1,266,609.41
101864—UBOC CD	11,514,478.30
102000—Wells Fargo CD	100,000.00
105000—Cash on Deposit	288,000.00
107000—UBOC Cert. of Deposit	187,500.00
109600—Wells Fargo Credit Crd	104,112.09

Total Checking/Savings	35,112,373.56
Other Current Assets
Other Liquidated Debts
122500—Employee Receivables	400.00
129000—A/R Other	607,563.52
152000—Prepaid Marketing	3,546,581.00
152500—Prepaid Maintenance	106,154.65
153000—Prepaid License	83,927.45
159000—Prepaid Other	2,104,059.95
241000—Deposits	416,222.00

Total Other Liquidated Debts	6,864,908.57

Total Other Current Assets	6,864,908.57

Total Current Assets	41,977,282.13
Fixed Assets
FF&E
202000—Office Equipment	1,199,705.47
202500—Furniture & Fixtures	145,297.80
203000—Computer Hardware	6,408,476.32
204500—Off. Equip. Cap Lease	253,846.17
205000—Furn & Fixt Cap Lease	750,518.79
205500—Comp Hdwre Cap Lease	10,719,162.01
212000—A/D Office Equipment	-319,133.93
212500—A/D Furn & Fixtures	-31,543.65
213000—A/D Computer Hardware	-1,544,232.78
214500—A/D Off.Equip. Cap Lse	-106,402.17
215000—A/D F & F Cap Lse	-219,089.28
215500—A/D Comp Hdwr Cap Lse	-5,017,334.09

Total FF&E	12,239,270.66
Leasehold Improvements
201000—Leasehold Improvements	7,401,458.00
211000—Accum. Depr. Lease Imp	-413,074.51

Total Leasehold Improvements	6,988,383.49

Total Fixed Assets	19,227,654.15
Other Assets
I/C Receivables—Post Petition
251000 POST—Due From Dist LLC	-11,845,798.13

Total I/C Receivables—Post Petition	-11,845,798.13
I/C Receivables Pre-Petition
251500—Due From eToys Dist	62,252,413.51
255000—Due From eToys Europe	1,769,504.33

Total I/C Receivables Pre-Petition	64,021,917.84
Intangible Assets
231000—Goodwill	2,596,625.08
231500—Accum. Amort. Goodwill	-1,121,654.00
232000—License Fee	2,565,922.69
232500—Accum. Amort. License	-388,280.31
See accompanying Notes to Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Balance Sheet (MOR-3)
As of August 31, 2001
UNAUDITED

Aug 31, '01
243000—Debt Issuance Cost	5,003,543.62
243500—Accum Amort Debt Costs	-1,066,386.73
244000—Lease/Loan Orig. Fees	392,545.81
244500—Accum Amort Lease Fees	-43,749.99

Total Intangible Assets	7,938,566.17
Reserve—I/C Receivables	-55,000,000.00
Reserve for Restructuring Chrgs	-23,939,294.95

Total Other Assets	-18,824,609.07

TOTAL ASSETS	42,380,327.21

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	394,471.76

Total Accounts Payable	394,471.76
Other Current Liabilities
Post-Petition Liabilities
340000—Accrued Prof Fees	2,015,681.00
350000—Deposit Liabilities	22,500.00

Total Post-Petition Liabilities	2,038,181.00

Total Other Current Liabilities	2,038,181.00

Total Current Liabilities	2,432,652.76
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
303000P—Gift Certificates	646,521.86
304500P—Employee Benefits	29,570.00
311000P—Taxing Authority	137,259.00
332000P—Employee Comp Liab	218,475.07

Total Priority Claims	1,031,825.93
Secured Claims
351000—Capital Lease Oblgns	9,255,313.94
352000—L-T Notes Payable	1,107,131.33

Total Secured Claims	10,362,445.27
Unsecured Claims
300000—Accounts Payable	21,353,808.61
326000—Agreement	2,583,268.44
327000—Contract	93,805.00
328000—Litigation	51,899.52
331000—Web Affiliate	185,120.00
332000—Employee Comp	615,562.49
335000—Accrued Interest Pyble	2,670,000.75
351000—Equipment Lease	1,666,630.92
353000—Subordinated N/P
353000 A—Subordinated N/P	89,000,000.00
353000 B—Subordinated N/P	61,000,000.00

Total 353000—Subordinated N/P	150,000,000.00

Total Unsecured Claims	179,220,095.73

Total Liabs Subject to Compromise	190,614,366.93

Total Long Term Liabilities	190,614,366.93

Total Liabilities	193,047,019.69

Total Equity	-150,666,692.48

TOTAL LIABILITIES & EQUITY	42,380,327.21

See accompanying Notes to Financial Statements	Page 2 of 2

In re: eToys, Inc Debtor	Case No. 01-00706 (MFW) Reporting Period: 08/01/01-08/31/01

Notes to Unaudited Financial Statements (MOR-2, 3)
As of August 31, 2001
UNAUDITED

NOTE 1—Basis of Presentation

Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. The Company has not been able to definitively determine the amount expected to be realized from the sale of its assets. No adjustment has been made to the cost basis of assets to reflect the lower value.

NOTE 2—Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.

In re: eToys, Inc	Case No. 01-00706 (MFW)
Debtor	Reporting Period: 08/01/01-08/31/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	3,819.41	3,819.41	8/3, 8/10, 8/17, 8/24, 8/31	Note 1	0.00
FICA-Employer	0.00	1,721.92	1,721.92	8/3, 8/10, 8/17, 8/24, 8/31	Note 1	0.00
FICA-Employee	0.00	1,721.92	1,721.92	8/3, 8/10, 8/17, 8/24, 8/31	Note 1	0.00
Tax Adjustment	0.00	2,568.68	2,568.68	8/20	Note 1	0.00
Tax Refund	0.00	1,196.82	1,196.82			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total Federal Taxes	0.00	11,028.75	11,028.75			0.00
STATE AND LOCAL
Withholding	0.00	1,298.69	1,298.69	8/3, 8/10, 8/17, 8/24, 8/31	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	1,298.69	1,298.69			0.00
Total taxes	0.00	12,327.44	12,327.44			0.00

Note 1—All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies.

SUMMARY OF UNPAID POSTPETITION DEBTS

    Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	> 90	Total
Accounts payable	5,629.01	3,235.37	24,358.06	(371.31)	361,620.63	394,471.76
Wages payable
Taxes Payable						—
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees						1,606,037.00
Amounts Due to Insiders*
Other: Deposit Liabilities						22,500.00
Other:
Total Postpetition Debts						2,023,008.76

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Debtor has adequate funds available to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balances and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

BOE-401-A (FRONT)	P.O. BOX 3652		310-342-1000	STATE OF CALIFORNIA
REV. 88 (4-01)	CULVER CITY	CA 90231-3652		BOARD OF EQUALIZATION
STATE, LOCAL and DISTRICT SALES and USE TAX RETURN				BOARD USE ONLY
DUE ON OR BEFORE Jul 31, 2001 for Apr through Jun 2001			2201	RA-IT LOC REG RA-BTR AACS REF
[FOID 6-223-651]	*		YOUR ACCOUNT NO.
		SR AS	97-077581 8
S2 EFT				EFF

BOARD OF EQUALIZATION P.O. BOX 942879 SACRAMENTO CA 94279-8020		ETOYS ETOYS, INC. 3100 OCEAN PARK BLVD #300 SANTA MONICA CA 90405		19033-036-0000 19 07/97 RT-AA POA E

READ SCHEDULE T - TAX ADJUSTMENT WORKSHEET and 01-2 RETURN INSTRUCTIONS BEFORE PREPARING THIS RETURN

1.	TOTAL (GROSS) SALES	1.	$53,000.00	PLEASE ROUND CENTS TO THE NEAREST WHOLE DOLLAR
2.	PURCHASE SUBJECT TO USE TAX	2.	0.00
3.	TOTAL (add lines 1 and 2)	3.	53,000.00
4.	SALES TO OTHER RETAILERS FOR PURPOSES OF RESALE	50	$53,000.00
5.	NONTAXABLE SALES OF FOOD PRODUCTS	51.00
6.	NONTAXABLE LABOR (repair and installation)	52.00
7.	SALES TO THE UNITED STATES GOVERNMENT	53.00
8.	SALES IN INTERSTATE OR FOREIGN COMMERCE	54.00
9.	SALES TAX (IF ANY) INCLUDED ON LINE 1	55.00
10.	(a) BAD DEBT LOSSES ON TAXABLE SALES	56.00
(b) COST OF TAX-PAID PURCHASES RESOLD PRIOR TO USE	57.00
(c) RETURNED TAXABLE MERCHANDISE	58.00
(d) CASH DISCOUNTS ON TAXABLE SALES	59.00
(e) SECTIONS 6377 & 6378 - 4.75% STATE TAX EXEMPTIONS
60(a) Amount subject to Manufacturer's Exemption $	60(b) Amount subject to Teleproduction Exemption $	60(c) Enter total of boxes 60(a) & 60(b) $	(Multiply box 60(c) by .8261) Enter result in box 61	61.00
(f) OTHER (clearly explain)	90.00
11.	TOTAL NONTAXABLE TRANSACTIONS REPORTED ON LINES 4 THRU 10(f) (add lines 4 thru 10(f))	11.	53,000.00
12.	TRANSACTIONS SUBJECT TO STATE TAX (subtract line 11 from line 3)	12.	0.00
(a) Enter line 12, Column A amount from Schedule T worksheet 12(a) $
13.	STATE TAX 5.75% (multiply line 12 by .0575 OR enter line 13(c) amount from Schedule T worksheet)	13.	0.00	<
14.	(a) TRANSACTIONS SUBJECT TO COUNTY TAX (add amount in box 61 (above) to line 12) Enter total here	14(a).	0.00
(b) COUNTY TAX 1/4% (multiply line 14(a) by .0025)	14(b).	0.00	<
15.	ADJUSTMENTS FOR LOCAL TAX (see line 15 instructions)	15.	0.00
REC NO.	16.	TRANSACTIONS SUBJECT TO LOCAL TAX (add or subtract line 15 to or from line 14(a))	16.	0.00
17.	LOCAL TAX 1% (multiply line 16 by .01)	17.	0.00	<
18.	DISTRICT TAX (from Schedule A, line A11) YOU MUST COMPLETE SCHEDULE A ON REVERSE IF YOU ARE ENGAGED IN BUSINESS IN A TRANSACTIONS TAX DISTRICT	18.	0.00	<
19.	TOTAL STATE, COUNTY, LOCAL AND DISTRICT TAX (add lines 13, 14(b), 17 & 18)	19.	0.00
20.	DEDUCT sales or use tax imposed by other states and paid on the purchase price of tangible personal property. Purchase price must be included in line 2	20.	0.00
21.	NET TAX (subtract line 20 from line 19)	21.	0.00
PM	22.	Less PREPAYMENTS 1ST PREPAYMENT 2ND PREPAYMENT	Total	22.	$0.00
$	$	Prepayment
23.	REMAINING TAX (subtract line 22 from line 21)	23.	0.00
24.	PENALTY of 10% (.10) is due if your tax payment is made, or your return is filed, after the due date shown above (see line 24 instructions)	PENALTY	24.	0.00
25.	INTEREST: One month's interest is due on tax for each month or fraction of a month that payment is delayed after the due date. The adjusted monthly interest rate is 1% (.01000) (12% divided by 12).	INTEREST	25.	0.00
26.	TOTAL AMOUNT DUE AND PAYABLE (add lines 23, 24 & 25)	26.	$0.00

I hereby certify that this return, including any accompanying schedules and statements, has been examined by me and in the best of my knowledge and belief is a true, correct and complete return.

YOUR SIGNATURE AND TITLE	TELEPHONE NUMBER	DATE
Barry Gold CEO		7/31/01
PAID PREPARER'S PAID PREPARER'S NAME USE ONLY	PAID PREPARER'S TELEPHONE NUMBER	S2 EFT

Make a copy for your records.

BOE-401-A (BACK) REV. 88(4-01)
SCHEDULE A — COMPUTATION SCHEDULE FOR DISTRICT TAX

A1.	AMOUNT ON WHICH LOCAL TAX APPLIES (Enter amount from line 16 on the front of the return)		$0.00	READ INSTRUCTIONS BEFORE PREPARING THIS SCHEDULE
A2/A3.	DEDUCT Sales delivered to any location not in a district tax area 000	-	.00	Please round cents to nearest whole dollar
A4.	AMOUNT OF DISTRICT TRANSACTIONS (subtract line A2/A3 from line A1) (Allocate this amount to the correct district tax areas in Column A5)		$.00
DISTRICT TAX AREAS	A5. ALLOCATE LINE A4 TO CORRECT DISTRICT(S)	A6./A7. ADD (+)/DEDUCT (-) ADJUSTMENTS	A8. TAXABLE AMOUNT A5 plus/minus A6/A7	A9. TAX RATE	A10. DISTRICT TAX Multiply A8 by A9
*ALAMEDA Co.	011.00	.00	.00	.01	$
*CONTRA COSTA Co.	025.00	.00	.00	.01
CITY OF PLACERVILLE (El Dorado Co.)	070.00	.00	.00	.0025
*FRESNO Co.	072.00	.00	.00	.00625
074
CITY OF CLOVIS (Fresno Co.) Public Safety Transactions & Use Tax	073.00	.00	.00	.003
*IMPERIAL Co. Local Transportation Authority	029.00	.00	.00	.005
046
*CITY OF CALEXICO Heffernan Hospital District	045.00	.00	.00	.005
INYO Co.	014.00	.00	.00	.005
CITY OF CLEARLAKE (Lake Co.)	058.00	.00	.00	.005
*LOS ANGELES Co.	036.00	.00	.00	.01
078
*CITY OF AVALON Avalon Municipal Hospital and Clinic	077.00	.00	.00	.005
MADERA Co.	034.00	.00	.00	.005
MARIPOSA CO.	076.00	.00	.00	.005
NAPA Co.	065.00	.00	.00	.005
*NEVADA Co. Public Library Transactions & Use Tax	067.00	.00	.00	.00125
069
*TOWN OF TRUCKEE Road Maintenence Transactions & Use Tax	068.00	.00	.00	.005
ORANGE Co.	037.00	.00	.00	.005
RIVERSIDE Co.	026.00	.00	.00	.005
SACRAMENTO Co.	023.00	.00	.00	.005
SAN BERNARDINO Co.	031.00	.00	.00	.005
SAN DIEGO Co.	013.00	.00	.00	.005
*SAN FRANCISCO Co.	052.00	.00	.00	.0125
SAN JOAQUIN Co.	038.00	.00	.00	.005
*SAN MATEO Co.	019.00	.00	.00	.01
SANTA BARBARA Co.	030.00	.00	.00	.005
*SANTA CLARA Co.	064.00	.00	.00	.01
*SANTA CRUZ Co.	062.00	.00	.00	.0075
SOLANO Co.	066.00	.00	.00	.00125
SONOMA Co.	039.00	.00	.00	.0025
STANISLAUS Co.	059.00	.00	.00	.00125
CITY OF WOODLAND (Yolo Co.)	075.00	.00	.00	.005
A11.	TOTAL DISTRICT TAX. Add Column A10, (Enter here and on line 18 on front of return)					$0

    * This district tax area includes more than one transactions and use tax district. (See instructions for Schedule A)

BOE-531-T (FRONT) REV. 2(4-01)	STATE OF CALIFORNIA BOARD OF EQUALIZATION

SCHEDULE T—TAX ADJUSTMENT WORKSHEET
DUE ON OR BEFORE Jul 31, 2001 for Apr through Jun 2001                                                 2201                            19
 [FOID  6-223-651  ]*                        SA            AS             YOUR ACCOUNT NO.

97-077581                                                 8                        POA E

ETOYS, INC.

    If you are required to complete Schedule T, attach it to your return.

	PLEASE READ INSTRUCTIONS BEFORE PREPARING THIS SCHEDULE			COLUMN A TRANSACTION PRIOR TO 1/1/01	COLUMN B TRANSACTION ON/OR AFTER 1/1/01	COLUMN C TOTAL

	1. TOTAL (GROSS) SALES			.00	53,000.00	53,000.00

	2. PURCHASE SUBJECT TO USE TAX			.00	0.00	0.00

	3. TOTAL (add lines 1 and 2)			.00	53,000.00	53,000.00

	4. SALES TO OTHER RETAILERS FOR THE PURPOSE OF RESALE			.00	53,000.00	53,000.00

	5. NONTAXABLE SALES OF FOOD PRODUCTS			.00	.00	.00

	6. NONTAXABLE LABOR			.00	.00	.00

	7. SALES TO THE UNITED STATES GOVERNMENT			.00	.00	.00

	8. SALES IN INTERSTATE OR FOREIGN COMMERCE			.00	.00	.00

9. SALES TAX (IF ANY) INCLUDED IN LINE 1.00					.00	.00

	10. a) BAD DEBT LOSSES ON TAXABLE SALES			.00	.00	.00

b) COST OF TAX-PAID PURCHASE RESOLD				.00	.00	.00

c) RETURNED TAXABLE MERCHANDISE				.00	.00	.00

d) CASH DISCOUNTS ON TAXABLE SALES				.00	.00	.00

e) Sections 5377 & 6378 - STATE TAX EXEMPTIONS

60(a) Amount subject to 5% Manufacturer's Exemption $	+ 60(b) Amount subject to 5% Teleproduction Exemption $	= 60(c) Enter total of boxes 60(a) & 60(b) $	(Multiply box 60(c) by .8333) Enter result in Column A	.00

60(a) Amount subject to 4.75% Manufacturer's Exemption $	+ 60(b) Amount subject to 4.75% Teleproduction Exemption $	= 60(c) Enter total of boxes 60(a) & 60(b) $	(Multiply box 60(c) by .8261) Enter result in Column B		.00

	Add Columns A and B: enter total in Column C and in line 10(e), box 61, on the front of the return.			Enter this total in box 61 on the return ›		.00

f) OTHER				.00	.00	.00

	11. TOTAL NONTAXABLE TRANSACTIONS REPORTED ON LINES 4 THRU 10(f)			.00	53,000.00	53,000.00

	12. TRANSACTIONS SUBJECT TO STATE TAX (subtract line 11
from line 3) for each column:
	Enter amount from Column A on line 12(a) of the return; Enter the amount from Column C on line 12 of the return			.00	0.00	0.00

TAX RATE (multiply line 12 by this state sales and use tax rate)				x 0.06	x 0.0575

	13. STATE TAX
a) Adjusted for state sales and use tax rate change PRIOR to 1/1/01				.00

b) Adjusted for state sales and use tax rate change ON/OR AFTER 1/1/01					.00

c) Add lines 13a and 13b: enter total in Column C and on line 13 of the return						0.00

BOE-531-T (BACK)REV. 2 (4-01)

INSTRUCTIONS FOR PREPARING SCHEDULE T FOR THE BOE-401-A OR BOE-401-GS RETURNS

  Schedule T is designed to report transactions that occurred prior to January 1, 2001. These transactions must be separated because of the .25 percent (1/4%) decrease in the state sales and use tax rate that took effect January 1, 2001.

  Note: Include this worksheet with your return and keep a copy for your records. After you have transferred information from your worksheet to the front of your return, you must complete the remaining lines of your return (lines 14 and following).

COLUMN A		COLUMN B		COLUMN C
Enter transactions that occurred prior to January 1, 2001.	+	Enter transactions that occurred on or after January 1, 2001.	=	Enter the total of Columns A and B

Do not enter amounts in shaded areas.		Do not enter amounts in shaded areas.		Do not enter amounts in shaded areas.
SPECIAL INSTRUCTIONS FOR COLUMN A		SPECIAL INSTRUCTIONS FOR COLUMN B		SPECIAL INSTRUCTIONS FOR COLUMN C
Lines 1-10		Lines 1-10		Lines 1-10
For an explanation of these entries, please refer to your enclosed Sales and Use Tax Return Instructions.		For an explanation of these entries, please refer to your enclosed Sales and Use Tax Return Instructions.		For an explanation of these entries, please refer to your enclosed Sales and Use Tax Return Instructions.
NOTE-Line 10 entries for Column A		Line 12
Your line 10 entries may result in a credit total on lines 12 and 13(a).		Multiply your answer in line 12, Column B, by 0.0575 and enter the total in line 13(b).		Transfer the totals for lines 1-13 to the front of your return, as indicated.
Line 12				Line 13(c)
Be sure to transfer the total in line 12, Column A, to line 12(a) of your return.				In calculating your total, be sure to adjust for any credit (minus) amount in lines 13(a) and/or 13(b).
Multiply your answer in Line 12, Column A, by 0.06 and enter the total in line 13(a).

Need assistance? Call our Information Center, 1-800-400-7115.
To speak to a Customer Service Representative, call between 8:00 a.m. and 5:00 p.m.,
Monday through Friday, excluding State holidays.

EDD Serving the People of California

Approved Extension To

QUARTERLY CONTRIBUTION RETURN
PLEASE TYPE THIS FORM—DO NOT ALTER PREPRINTED INFORMATION

You must FILE this return even though you had no payroll. If no payroll show "0" in Item B, check no payment enclosed box on envelope. Please sign the declaration on line K.
						YR	QTR
QUARTER ENDED	06/30/2001	DUE	07/31/01	DELINQUENT IF NOT POSTMARKED OR RECEIVED BY	07/31/01	2001	2
/ / CHECK THIS BLOCK if changes are reported on the Request For Change form—refer to third page.						Employer Account No. 430-7537-3
E TOYS INC 12200 W. Olympic Blvd.	DO NOT ALTER THIS AREA
Los Angeles, CA 90064	P1	P2	C	P	U	S	W	A
			Mo.	Day	Yr.		WIC
	EFFECTIVE DATE		=	=	=

            FEIN   95-4633006

A.	NUMBER OF EMPLOYEES earning wages during or receiving pay for the pay periods that include the 12th day of the calendar month (enter numerals only). Please complete all fields. Blank fields will be identified as missing data.	1st Month	28	2nd Month	21	3rd Month	10
B.	TOTAL SUBJECT WAGES PAID THIS QUARTER	(B)	899252.02
C.	UNEMPLOYMENT INSURANCE TAXABLE WAGES (UI) (Individual Employee Wages to $7,000.00 per calendar year)	(C)	7708.64
D.	DISABILITY INSURANCE TAXABLE WAGES (DI) (Individual Employee Wages to $46,327.00 per calendar year)
		(D1 Voluntary Plan)		(D2 State Plan)
	BREAKDOWN OF ITEM D	0.00	PLUS	139,695.96	=	(D3)	139,695.96
E.	EMPLOYER'S UI CONTRIBUTIONS	2.600	% times C			(E)	200.42
E1.	EMPLOYMENT TRAINING TAX	0.100	% times C			(E1)	7.71
F.	EMPLOYEE CONTRIBUTIONS (SDI)
		(F1) SDI Employee Contribution		(F2) DI Previously Paid This Quarter
	WITHHELD 0.900 % Times D2	1,257.26	LESS	1,257.16	=	(F3)	0.10
		(G1) Total Employee PIT Withheld		(G2) PIT Previously Paid This Quarter
G.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD	59,070.75	LESS	61,639.13	=	(G3)	-2568.38
H.	ADJUSTMENT TO PRIOR QUARTERS - A DE 938, Quarterly Report Adjustment Form must be attached					(H)	0.00
J.	SUBTOTAL (Add Items E, E1, F3, G3 and H)					(J)	-2360.15
K.	DI VOLUNTARY PLAN ASSESSMENT	0.000	% Times DI			(K)	0.00
L.	TAXES DUE THIS QUARTER (Add Items J & K)					(L)	2,360.15
Make check payable to EMPLOYMENT DEVELOPMENT DEPARTMENT INCLUDE EMPLOYER ACCOUNT NUMBER ON CHECK.				Bank No._______________ DO NOT STAPLE CHECK TO RETURN)			DEPT USE
FOURTH QUARTER
M.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD - PIT WITHHELD PER FORMS W-2 AND/OR 1099-R						0.00
HELP US IMPROVE THE QUALITY OF OUR EMPLOYMENT TAX SERVICES. PLEASE RATE OUR CURRENT SERVICES BY ENTERING THE APPROPRIATE NUMBER IN THE BOX: 4=EXCELLENT 3=GOOD 2=FAIR 1=POOR							/4/

BE SURE TO SIGN THIS DECLARIFICATION: I DECLARE that the information herein is true and correct to the best of my knowledge and belief.

Signature	E Sloustcher	Title	PROBUSINESS/ATTORNEY-IN-FACT (Owner, Accountant, Preparer, etc.)	Phone	925-737-3151	Date	7/31/01

/x/ Check this block if individual employees' wages are reported on magnetic media instead of on wage detail forms.

SEE INSTRUCTIONS THE BACK OF THIS FORM

DE 3D Rev. 9 (1-97) State of California/Employment Development Department/P.O. Box 826847/Sacramento, CA 94247-0001

PowerTax Facsimile Tax Return Form: CA DE3DV2	08/05/2001 11:59:59AM CU-TA 198G

Employer's Quarterly Federal Tax Return
See separate instructions for information on completing this return.
Please type or print.

Form 941 (Rev. October 2000) Department of Treasury Internal Rev. Service	4141	OMB No. 1545-0029 T FF FD FP I T
Enter state code for state in which deposits were made ONLY if different from state in address to the right (see page 2 of instructions). CA	E TOYS INC 12200 W. Olympic Blvd Los Angeles CA 90064	06/30/2001 95-4633006

If address is different from prior return, check here

IRS Use

1	1	1	1	1	1	1	1	1	1	2	3	3	3	3	3	3	3	3		4	4	4		5	5	5

6		7		8	8	8	8	8	8		9	9	9	9	9		10	10	10	10	10	10	10	10	10	10

If you do not have to file returns in the future, check here    and enter date final wages paid

If you are a seasonal employer, see Seasonal employers on page 1 of the instructions and check here

1.	Number of employees in the pay period that includes March 12th	1	0.00
2.	Total wages and tips, plus other compensation			2	899252.02
3.	Total income tax withheld from wages, tips, and sick pay			3	195913.95
4.	Adjustment of withheld income tax for preceding quarters of calendar year			4	0.00
5.	Adjusted total of income tax withheld (line 3 as adjusted by line 4—see instructions)			5	195913.95
6.	Taxable social security wages	6a	$412426.90 × 12.4% (.124)=	6b	51140.94
	Taxable social security tips	6c	$0.00 × 12.4% (.124)=	6d	0.00
7.	Taxable Medicare wages and tips	7a	$899252.02 × 2.9% (.029)=	7b	26078.31
8.	Total social security and Medicare taxes (add lines 6a, 6b, and 7b). Check here if wages are not subject to social security and/or Medicare tax			8	77219.25
9.	Adjustment of social security and Medicare taxes (see instructions for required explanation)
	Sick Pay +/- Fractions of Cents -0.01 Other			9	-0.01
10.	Adjusted total of social security and Medicare taxes (line 8 as adjusted by line 9—see instructions)			10	77219.24
11.	Total taxes (add lines 5 and 10)			11	273133.19
12.	Advance earned income credit (EIC) payments made to employees.			12	0.00
13.	Net taxes (subtract line 12 from line 11). If $1,000 or more, this should equal line 17, column (d) below (or line D of Schedule B (Form 941)			13	273133.19
14.	Total deposits for quarter, including overpayment applied from a prior quarter			14	273133.19
15.	Balance due (subtract line 14 from line 13). See instructions			15	0.00
16.	Overpayment, if line 14 is more than line 13, enter excess here		0.00
	and check if to be: Applied to next return OR Refunded.
	• All filers: If line 13 is less than $1,000, you need not complete line 17 or Schedule B.
	• Semiweekly depositors: Complete Schedule B (Form 941) and check here				X
	• Monthly depositors: Complete line 17, columns (a) through (d) and check here
17.	Monthly Summary of Federal Tax Liability
(a) First month liability	(b) Second month liability	(c) Third month liability	(d) Total liability for quarter

Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Sign Here Signature	/s/ E Sloustcher	Print Your Name & Title	Eilan Sloustcher ATTORNEY-IN-FACT	Date	07/31/01

For Paperwork Reduction Act Notice, see page 1 of separate instructions.				Form 941 (Rev. 10-2000)
Source Code = PNA
PowerTax Facsimile Tax Return Form: FED_941_98				08/05/2001 11:59:48 AM

Employer's Record of Federal Tax Liability

SCHEDULE B (FORM 941) (Rev January 1996) Department of Treasury 5151 Internal Rev Service	See Circular E for more information about employment tax returns. Attach to Form 941 or Form 941-SS.	OMB No. 1545-0029
Name as shown on Form 941 (Form 941-SS)	Employer identification number	Date quarter ended
E TOYS INC	95-4633006	06/30/2001

You must complete this schedule if you are required to deposit on a semiweekly basis, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons.)

A. Daily Tax Liability—First Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13	39049.91	20	3540.10	27	73499.02
7		14		21		28
A Total tax liability for first month of quarter								A	116089.03
B. Daily Tax Liability—Second Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4	27168.92	11	23200.79	18	24907.79	25	55397.78
5		12		19		26
6		13		20		27
7		14		21		28
B Total tax liability for second month of quarter								B	130675.28
C. Daily Tax Liability—Third Month of Quarter
1	9496.73	8	5573.28	15	3961.02	22	4405.10	29	2932.75
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7		14		21		28
C Total tax liability for third month of quarter								C	26368.88
D Total for quarter (add lines A, B, and C). This should equal line 13 of Form 941								D	273133.19
For Paperwork Reduction Act Notice, see instructions.							Schedule B (Form 941) (Rev. 1-96)
Source Code = PNA
Power Tax Facsimile Tax Return Form: FED_B941							08/05/2001 11:59:48 AM

In re: eToys, Inc.

Case No. 01-00706 (MFW)
Reporting Period 08/01/01-08/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$607,963.52

(+) Amounts billed during the period

(-) Amounts collected during the period

(-) Other adjustments

Total Accounts Receivable at the end of the reporting period	$607,963.52

Accounts Receivable Aging
0-30 days old	$

31-60 days old

61-90 days old

91 + days old		607,963.52

Total Accounts Receivable		$607,963.52

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)		$607,963.52

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.	X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Assets/inventory and/or scrap was sold outside the normal course of business as a result of the company operating in a liquidation process.

In re: eToys, Inc.

Case No. 01-00706 (MFW)

eToys, Inc.
Accounts Payable Aging Report
As of August 31, 2001

	Current	1—30	31—60	61—90	> 90		TOTAL
AMERICAN STOCK EXCHANGE	0.00	0.00	0.00	0.00	24.38		24.38
ARCUS DATA SECURITY	0.00	0.00	0.00	0.00	313.35		313.35
AVAYA	0.00	0.00	0.00	0.00	10,975.41	(1)	10,975.41
BANC ONE LEASING CORPORATION	0.00	0.00	0.00	0.00	52,099.87	(1)	52,099.87
BLOOMBERG LP	0.00	0.00	0.00	0.00	6,662.70		6,662.70
CHASE MELLON SHAREHOLDER SERVICES	0.00	0.00	0.00	0.00	3,348.02		3,348.02
COMDISCO INC.	0.00	0.00	0.00	0.00	146,955.01	(1)	146,955.01
DE LAGE LANDEN	0.00	0.00	0.00	0.00	28,488.04	(1)	28,488.04
EXODUS	0.00	0.00	0.00	0.00	982.26	(1)	982.26
GLOBAL CENTER	0.00	0.00	0.00	0.00	68,598.74	(1)	68,598.74
GOLD, BARRY	783.72	0.00	0.00	0.00	0.00		783.72
HARTFORD LIFE INSURANCE COMPANIES	156.04	0.00	0.00	0.00	0.00		156.04
IBM CORPORATION	0.00	0.00	0.00	0.00	22,613.80	(1)	22,613.80
KILROY REALTY, L.P.	4,100.00	0.00	2,931.81	0.00	0.00		7,031.81
LEXIS NEXIS	0.00	0.00	0.00	0.00	478.62		478.62
MARSH RISK & INSURANCE SVCS	0.00	0.00	0.00	-458.00	0.00		-458.00
MERRILL COMMUNICATIONS LLC	0.00	2,004.37	0.00	0.00	0.00		2,004.37
PACIFIC BELL (SAC)	0.00	0.00	0.00	0.00	187.64		187.64
PBCC	0.00	0.00	0.00	0.00	994.68		994.68
RECALL-INFORMATION MNT	589.25	0.00	0.00	0.00	0.00		589.25
SOUTH BAY SECURITY	0.00	0.00	0.00	0.00	450.00		450.00
SPIEKER PROPERTIES	0.00	0.00	0.00	86.69	0.00		86.69
SPRINT (ATLANTA)	0.00	0.00	12,638.85	0.00	8.08		12,646.93
SPRINT (PO BOX 79255)	0.00	0.00	8,787.40	0.00	0.00		8,787.40
STATE COMPENSATION INSURANCE FUND	0.00	1,231.00	0.00	0.00	0.00		1,231.00
VERIZON WIRELESS-LA	0.00	0.00	0.00	0.00	18,350.03	(2)	18,350.03
XEROX CORPORATION	0.00	0.00	0.00	0.00	90.00		90.00

TOTAL	5,629.01	3,235.37	24,358.06	-371.31	361,620.63		394,471.76

Notes:

(1)
Lease
(2)
Disputed

  Of the $361,620.63 in the 90 day column, $330,713.13 represents post-petition lease payments which are the subject of on-going negotiations and motions for allowance of an administrative claim. Another $18,350.13 is disputed. The company is working with Verizon to resolve this dispute.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: eToys Distribution LLC	Case No. 01-00707 (MFW) Reporting Period: 08/01/01-08/31/01

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	9/20/01 Date
BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

    *Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

    Attachment to Monthly Operating Report (MOR cover page):

  All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

  There was no tax return filed during the period. Tax return filing extension requests were filed for all necessary Federal and State tax returns for the fiscal year ended March 31, 2001. Payroll and sales tax returns are prepared on a quarterly basis and submitted to respective government agency within thirty days after the end of each quarter.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)
Debtor	Reporting Period 08/01/01-08/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

	UBOC Pre-petition	BofA Acct No. 1459-2-08325	Union Bank Acct No. 2180039778	Total
CASH BEGINNING OF MONTH	0.00	0.00	76,447.51	76,447.51
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS FROM eTOYS INC CD				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP			100,000.00	100,000.00
INTEREST				0.00
TOTAL RECEIPTS	0.00	0.00	100,000.00	100,000.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES			(46,800.00)	(46,800.00)
INSURANCE				0.00
ADMINISTRATIVE			(32,037.47)	(32,037.47)
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES *				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES			(10,000.00)	(10,000.00)
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS	0.00	0.00	(88,837.47)	(88,837.47)
NET CASH FLOW	0.00	0.00	11,162.53	11,162.53
CASH END OF MONTH	0.00	0.00	87,610.04	87,610.04

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		88,837.47
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		88,837.47

Note: All payroll disbursements of eToys Distribution LLC were paid by eToys, Inc. and included in Etoys Inc. MOR-1.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)
Debtor	Reporting Period 08/01/01-08/31/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Union Bank of Cal. 2180039778	Bank of America 1459-2-08325
BALANCE PER BOOKS	$87,610.04	$—
BANK BALANCE	$109,410.04	$—
(+) DEPOSITS IN TRANSIT (attach list)	—	0.00
(-) OUTSTANDING CHECKS (attach list)	(21,800.00)	0.00
OTHER (attach list)
ADJUSTED BANK BALANCE	$87,610.04	$—

*
Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
	30191	21,800.00	None

Total Outstanding Checks		$21,800.00
OTHER

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

CASH DISBURSEMENTS
August 2001

Date	Check Number	Name	Amount
8/7/01	30183	VERIZON CALIFORNIA	469.67
8/10/01	30184	SHAPIRO LIVING TRUST	25,000.00
8/10/01	30185	AT&T	15.07
8/10/01	30186	NATIONWIDE GUARD SERVICES	2,352.00
8/10/01	30187	VERIZON—PO BOX 17398	1,481.62
8/10/01	30188	VERIZON—PO BOX 17577	389.97
8/10/01	30189	DOMINION VIRGINIA POWER	61.07
8/14/01	30190	DEBBIE'S STAFFING	3,635.67
8/16/01	30191	SKECHERS	21,800.00
8/16/01	30192	LAVA ENTERPRISES, INC.	922.50
8/16/01	30193	STITES, DEBRA	26.26
8/17/01	30194	DEBBIE'S STAFFING	2,704.32
8/20/01	30195	VOLT	8,000.00
8/20/01	30196	DEBBIE'S STAFFING	2,704.32
8/27/01	30197	ALL-WAYS TRUCKING COMPANY	9,275.00
8/27/01	30198	COLLATERAL LOGISTICS, INC	10,000.00

		TOTAL DISBURSEMENTS	$88,837.47

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

STATEMENT OF OPERATIONS (MOR-2)

March 7 through August 31, 2001 and One Month Ended August 31, 2001

UNAUDITED

	Mar 7-Aug 31, '01	Aug '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Loss on Disposal of Assets	-38,308,708.11
Other Income	838.20
Refunds Received	830.32	-328.76
Liquidation Proceeds—Other	2,635,144.32	500,000.00

Total Liquidation Proceeds	-35,671,895.27	499,671.24

Total Income	-35,671,895.27	499,671.24
Cost of Goods Sold
Cost of Goods Sold	2,044,470.55	0.00

Total COGS	2,044,470.55	0.00

Gross Profit	-37,716,365.82	499,671.24
Expense
Automobile Expense	715.53
Dues and Subscriptions	22.56
Employee Benefits	0.00
Equipment Leases	347,146.88
Equipment Rental	8,580.20
Freight	274,576.82
Miscellaneous	1,199.24	50.00
Outside Services	2,860.25	519.10
Payroll taxes	102,786.06	2,509.51
Postage and Delivery	11,416.81	11,236.71
Rent	2,147,306.50	145,000.00
Repairs
Computer Repairs	14,599.28	14,599.28
Equipment Repairs	3,855.91	0.00

Total Repairs	18,455.19	14,599.28
Salaries & Wages
Vacation Expense	31,316.57
Salaries & Wages—Other	1,262,955.01	51,506.76

Total Salaries & Wages	1,294,271.58	51,506.76
Security	128,149.24	8,442.10
Supplies
Office	162.40
Supplies—Other	33,382.38	31,032.90

Total Supplies	33,544.78	31,032.90
Taxes	19,079.00	0.00
Telephone
Communications Expense	2,718.45
Telephone—Other	52,717.29	-169.21

Total Telephone	55,435.74	-169.21
Temporary Help	88,202.26	14,452.95
Travel & Ent
See accompanying Note To Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

STATEMENT OF OPERATIONS (MOR-2)

March 7 through August 31, 2001 and One Month Ended August 31, 2001

UNAUDITED

	Mar 7-Aug 31, '01	Aug '01
Travel	2,178.82
Travel & Ent—Other	562.34

Total Travel & Ent	2,741.16	0.00
Utilities
Gas and Electric	208,797.65	34,820.99
Water	2,027.82	-413.72
Utilities—Other	24,464.40	0.00

Total Utilities	235,289.87	34,407.27

Total Expense	4,771,779.67	313,587.37

Net Ordinary Income	-42,488,145.49	186,083.87
Other Income/Expense
Other Income
Interest Income	5,734.49	1,554.86
Other Income	734.65	0.00

Total Other Income	6,469.14	1,554.86
Other Expense
Reorganization Expenses
Other Reorganization Expenses
CLI Liquidation Expenses	77,589.50	77,589.50
Pre-Petition Payments
Employee Reimbursements	7,780.08	0.00
Exp Charged—Sec Dep	1,052,398.00	23,308.00
Other Critical Vendors	27,523.51	0.00

Total Pre-Petition Payments	1,087,701.59	23,308.00
Provision for Restructuring Chg	54,251,000.00

Total Other Reorganization Expenses	55,416,291.09	100,897.50
U.S. Trustees Fees	8,750.00	0.00
Reorganization Expenses—Other	76,961.27	0.00

Total Reorganization Expenses	55,502,002.36	100,897.50

Total Other Expense	55,502,002.36	100,897.50

Net Other Income	-55,495,533.22	-99,342.64

Net Loss	-97,983,678.71	86,741.23

See accompanying Note To Financial Statements	Page 2 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Balance Sheet (MOR-3)
As of August 31, 2001
UNAUDITED

Aug 31, '01
ASSETS
Current Assets
Checking/Savings
102000—UBOC DIP ACCOUNT	87,610.04

Total Checking/Savings	87,610.04
Other Current Assets
Inventory
131000—Inventory	1,628,239.72

Total Inventory	1,628,239.72
Other Liquidated Debts
122500—Employee Receivables	10,919.59
129000—A/R Other	4,635.04
155000—A/P Debit Balances	525,447.59

Total Other Liquidated Debts	541,002.22

Total Other Current Assets	2,169,241.94

Total Current Assets	2,256,851.98
Fixed Assets
Machinery & Equipment
201000—Leasehold Improvements	30,698,429.04
201500—Heavy Equipment	2,511,662.88
204000— Heavy Equip Cap Lse	10,069,284.07
211000—A/D Leasehold Impr	-860,480.96
211500—A/D Heavy Equipment	-80,326.78
214000—A/D Heavy Eq Cap Lse	-326,090.20

Total Machinery & Equipment	42,012,478.05
Office Equipment & Furnishings
202000—Office Equipment	2,220,343.57
202500—Furniture & Fixtures	1,776,903.22
203000—Computer Hardware	1,813,253.39
204500—Off Equip Cap Lse	3,169,392.68
205000—Furn & Fix Cap Lse	1,669,178.61
205500—Comp Hardware Cap Lse	3,537,520.06
212000—A/D Office Equipment	-556,698.19
212500—A/D Furn & Fixtures	-138,786.70
213000—A/D Computer Hardware	-435,952.39
214500—A/D off Equip Cap Lse	-263,968.32
215000—A/D Furn & Fix Cap Lse	-122,973.58
215500—Comp Hdwre Cap Lse	-781,790.45

Total Office Equipment & Furnishings	11,886,421.90
Vehicles
201800—Vehicle Equipment	63,697.11
206500—Vehicle—Cap Lease	866,408.64
211800—A/D Vehicle Equipment	-961.26
216500—A/D Vehicle Cap Lease	-53,721.25

Total Vehicles	875,423.24

Total Fixed Assets	54,774,323.19
Other Assets
Intangible Assets
244000—Lease/Loan Orig Fee	241,894.63
244500—Accum Amort Loan Fees	-46,627.37

Total Intangible Assets	195,267.26
Reserve for Restructuring	-54,251,000.00
Security Deposits
See accompanying Note to Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Balance Sheet (MOR-3)
As of August 31, 2001
UNAUDITED

Aug 31, '01
241000—Other Security Deposit	973,360.57

Total Security Deposits	973,360.57

Total Other Assets	-53,082,372.17

TOTAL ASSETS	3,948,803.00

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	427,934.42

Total Accounts Payable	427,934.42
Other Current Liabilities
Post-Petition Liabilities
ESPP Liab	-301.32
I/C Due to eToys, Inc.	-11,845,798.13
Other Payroll Withholdings	137.31
Vacation Accrual	31,316.57

Total Post-Petition Liabilities	-11,814,645.57

Total Other Current Liabilities	-11,814,645.57

Total Current Liabilities	-11,386,711.15
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000—Sales and Use Taxes	2,503,620.11
332000P—Emp Claims Priority	162,969.44

Total Priority Claims	2,666,589.55
Secured Claims
351000—Capital Lease Oblgtns	11,431,105.14
352000—L-T Notes Payable	11,939,562.59

Total Secured Claims	23,370,667.73
Unsecured Claims
301000—Accounts Payable	48,138,156.67
303500—Equipment Lease	27,443.24
332000U—Emp. Claims Unsecured	315,417.43
I/C—Due to eToys, Inc.	65,413,313.98

Total Unsecured Claims	113,894,331.32

Total Liabs Subject to Compromise	139,931,588.60

Total Long Term Liabilities	139,931,588.60

Total Liabilities	128,544,877.45

Total Equity	-124,596,074.45

TOTAL LIABILITIES & EQUITY	3,948,803.00

See accompanying notes to Financial Statements	Page 2 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)
Debtor	Reporting Period: 8/1/01-8/31/01

Notes to Unaudited Financial Statements (MOR-2, 3)
As of August 31, 2001
UNAUDITED

NOTE 1—Basis of Presentation

Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. The Company has not been able to definitively determine the amount expected to be realized from the sale of its assets. No adjustment has been made to the cost basis of assets to reflect the lower value.

NOTE 2—Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)
Debtor	Reporting Period: 08/01/01-08/31/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	10,654.94	10,654.94	8/3,8/10,8/17,8/24,8/31	Note 1	0.00
FICA-Employee	0.00	2,509.51	2,509.51	8/3,8/10,8/17,8/24,8/31	Note 1	0.00
FICA-Employer	0.00	2,509.51	2,509.51	8/3,8/10,8/17,8/24,8/31	Note 1	0.00
Tax Rate Adjustment	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	15,673.96	15,673.96			0.00
STATE AND LOCAL
Withholding	0.00	3,065.78	3,065.78	8/3,8/10,8/17,8/24,8/31	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	3,065.78	3,065.78			0.00
Total taxes	0.00	18,739.74	18,739.74			0.00

    Note 1—All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies

SUMMARY OF UNPAID POSTPETITION DEBTS

    Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	> 90	Total
Accounts payable	150,767.81	49,730.54	814.14	566.16	226,055.77	427,934.42
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Vacation Accrual						31,316.57
Other: Post Petition Liabilities						(164.01)
Total Postpetition Debts						459,086.98

    Explain how and when the Debtor intends to pay any past-due postpetition debts.

    Debtor has adequate funds to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balance and adjudication of motions for allowance of administrative claims.

    "Insider" is defined in 11 U.S.C. Section 101 (31).

Virginia Employment Commission Employer's Quarterly Tax Report 06302001JU 32001000616400502500000000000

00200616400522001

ETOYS DISTRIBUTION LLC
12200 W. Olympic Blvd

Los Angeles CA 90064

TAX REPORT FOR QUARTER ENDING	JUN 30, 2001	TO AVOID PENALTY FILE REPORT BY	JUL 31, 2001
INDUSTRY	AREA	ACCOUNT NO.	VEC USE ONLY	FEDERAL ID	TAX RATE
		000616400 5	YES	541959013	0.02500
			1ST MO.	2ND MO.	3RD MO.
A.	For each month, report the total number of covered employees (full and part-time) who worked during or received pay for any part of the payroll period which includes the 12th of the month. If none enter zero (0).		35	29	27
B.	1.	TOTAL WAGES paid this quarter. If no wages were paid during this quarter, write "none" on lines 1, 3, & 4 and return this form.	43120643
	2.	WAGES paid during quarter to each employee in excess of $8,000 since January 1. See instructions.	35224093
	3.	WAGES subject to tax. Line 1 minus line 2.	7896550
	4.	TAX—Multiply total of line 3 by tax rate shown above.	197414
	5.	TAX OVERPAYMENT—per Form VEC-AC-7-SUBTRACT. (SEE INSTRUCTIONS)	000
	6.	INTEREST—COMPUTED ON TAX (Line 4)-at rate of 1.5% per month from due date.	000
	7.	PENALTY—$30 for each report filed after due date. (SEE INSTRUCTIONS)	000
	8.	Delinquency Due from prior quarters (if not recently paid). Interest included up to the due date of this report	000
	9.	TOTAL AMOUNT DUE (Add lines 4, 5, 7 & 8. Subtract line 5). Mail your check, coupon, and this report to VEC, P.O. Box 27483, Richmond, VA 23261-7283.	197414

CERTIFICATION

I (or we) certify that the information contained in this report required by the Virginia Unemployment Compensation Act is true and correct and that no part of the tax reported was, or is to be, deducted from the worker's wages. In the event any unemployment tax or reimbursable payments are unpaid on the date they are due and payable, I (or we) am (or are) liable for any late penalty, interest, as well as all fees and civil action costs incurred in their collection, in addition to the unpaid taxes or reimbursable payments.

/s/ E. SLOUSTCHER Signature	ATTORNEY-IN-FACT Title	07/08/01 Date
925-737-3151 Employer's telephone number	Bookkeeper's telephone number
ORIGINAL—RETURN TO COMMISSION INSTRUCTIONS ON REVERSE OF EMPLOYER'S COPY	EQUAL OPPORTUNITY EMPLOYER/PROGRAM AUXILIARY AIDS AND SERVICES ARE AVAILABLE UPON REQUEST TO INDIVIDUALS WITH DISABILITIES.	VEC-FC-20 (9/95)
PowerTax Facsimile Tax Return Form: VAYFC20CON	08/05/2001 12:00:45

FORM VA-16

EMPLOYER'S PAYMENTS QUARTERLY RECONCILIATION
AND RETURN OF VIRGINIA INCOME TAX WITHHELD

VIRGINIA DEPARTMENT OF TAXATION
P.O. BOX 27264, RICHMOND, VA 23261-7264

FOR INFORMATION CALL: 1(804)-367-8037

0018954389  3016609 001066

FOR PERIOD ENDING	DUE DATE	ACCOUNT NUMBER	FEIN NUMBER	FOR CHANGE OF ADDRESS OR OUT OF BUSINESS USE FORM R-3, REGISTRATION CHANGE REQUEST IMPORTANT: COMPLETE LINES 1-9 SEE INSTRUCTIONS
06/30/01	07/31/01	001895438 9	54-1959013
NAME AND ADDRESS
ETOYS DISTRIBUTION LLC 12200 W. Olympic Blvd. Los Angeles CA 90064				1	VA INCOME TAX WITHHELD	19068.54
				2	PREVIOUS PERIOD(S) ADJUSTMENT (SEE INSTRUCTIONS)
				3	ADJUSTED TOTAL	19068.54
				4	PAYMENTS MADE DURING PERIOD OF THIS RETURN	19068.54
				5	BALANCE TAX DUE THIS QUARTER	0.00
				6	PENALTY (SEE INSTRUCTIONS)
				7	INTEREST (SEE INSTRUCTIONS)
				8	PAYMENT FOR PERIOD FOLLOWING THE PERIOD OF THIS RETURN
				9	TOTAL AMOUNT DUE AND PAYABLE	0.00

SEND CHECK OR MONEY ORDER PAYABLE TO:
VIRGINIA DEPARTMENT OF TAXATION

    I declare that this return including any accompanying schedules and statement(s) has been examined by me and to the best of my knowledge and belief is a true, correct and complete return.

SIGNATURE /s/ E Sloustcher
DATE 07/31/01	TELEPHONE NO. 925-737-3151

EDD Serving the People of California

Approved Extension To

QUARTERLY CONTRIBUTION RETURN
PLEASE TYPE THIS FORM - DO NOT ALTER PREPRINTED INFORMATION

You must FILE this return even though you had no payroll. If no payroll, show "0" in item B, check no payment enclosed box on envelope. Please sign the declaration on line K.
						YR	QTR
QUARTER ENDED	06/30/2001	DUE	07/31/01	DELINQUENT IF NOT POSTMARKED OR RECEIVED BY	07/31/01	2001	2
/ / CHECK THIS BLOCK if changes are reported on the Request For Change form—refer to third page.						Employer Account No.
						454-5688-6
ETOYS DISTRIBUTION LLC 12200 W. Olympic Blvd	DO NOT ALTER THIS AREA
Los Angeles, CA 90064	P1	P2	C	P	U	S	W	A
			Mo.	Day	Yr.		WIC
	EFFECTIVE DATE		=	=	=

            FEIN   54-1959013

A.	NUMBER OF EMPLOYEES earning wages during or receiving pay for the pay periods that include the 17th day of the calendar month (enter numerals only). Please complete all fields. Blank fields will be identified as missing data.	1st Month	21	2nd Month	17	3rd Month	14
B.	TOTAL SUBJECT WAGES PAID THIS QUARTER	(B)	330761.13
C.	UNEMPLOYMENT INSURANCE TAXABLE WAGES (UI) (Individual Employee Wages to $7,000.00 per calendar year)	(C)	44236.84
D.	DISABILITY INSURANCE TAXABLE WAGES (D1) (Individual Employee Wages to $46,327.00 per calendar year)
		(D1 Voluntary Plan)		(D2 Starter Plan)
	BREAKDOWN OF ITEM D	0.00	PLUS	227,035.14	=	(D3)	227035.14
E.	EMPLOYER'S UI CONTRIBUTIONS	3.400	% Times C			(E)	1504.05
E1.	EMPLOYMENT TRAINING TAX	0.100	% Times C			(E1)	44.24
F.	EMPLOYEE CONTRIBUTIONS (SDI)
		(F1) SDI Employee Contribution		(F2) DI Previously Paid This Quarter
	WITHHELD 0.900 % Times D2	2,043.32	LESS	2,042.99	=	(F3)	0.33
		(G1) Total Employee PIT Withheld		(G2) PIT Previously Paid This Quarter
G.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD	15,470.78	LESS	15,470.78	=	(G3)	0.00
H.	ADJUSTMENT TO PRIOR QUARTERS - A DE 938, Quarterly Report Adjustment Form must be attached					(H)	0.00
J.	SUBTOTAL (Add Items E, E1, F3, G3 and H)					(J)	1548.62
K.	D1 VOLUNTARY PLAN ASSESSMENT	0.000	% Times D1			(K)	0.00
L.	TAXES DUE THIS QUARTER (Add Items J & K)					(L)	1548.62
	Make check payable to EMPLOYMENT DEVELOPMENT DEPARTMENT INCLUDE EMPLOYER ACCOUNT NUMBER ON CHECK			Bank No. __________________ DO NOT STAPLE CHECK TO RETURN		DEP USE
FOURTH QUARTER
M.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD - PIT WITHHELD PER FORMS W-2 AND/OR 1099-R						0.00
HELP US IMPROVE THE QUALITY OF OUR EMPLOYMENT TAX SERVICES. PLEASE RATE OUR CURRENT SERVICES BY ENTERING THE APPROPRIATE NUMBER IN THE BOX: 4=EXCELLENT 3=GOOD 2=FAIR 1=POOR							4

BE SURE TO SIGN THIS DECLARATION: I DECLARE that the information herein is true and correct to the best of my knowledge and belief.

Signature	E Sloustcher	Title:	PROBUSINESS/ATTORNEY-IN-FACT (Owner, Accountant, Preparer, etc.)	Phone	925-737-3151	Date	07/31/01

/x/ Check this block if individual employees wages are reported on magnetic media instead of on wage detail forms.

SEE INSTRUCTIONS THE BACK OF THIS FORM

DE 3D Rev. 9 (1-97) State of California/Employment Development Department/
P.O. Box 826847/Sacramento, CA 94247-0001

PowerTax Facsimile Tax Return Form: CA_DE3DV2	08/05/2001 12:00:00 PM

Employer's Quarterly Federal Tax Return
See separate instructions for information on completing this return.
Please type or print.

Form 941 (Rev. October 2000) Department of Treasury Internal Rev. Service	4141	OMB No. 1545-0029 T FF FD FP I T
Enter state code for state in which deposits were made ONLY if different from state in address to the right (see page 2 of instructions). CA	ETOYS DISTRIBUTION LLC 12200 W. Olympic Blvd Los Angeles CA 90064	06/30/2001 54-1959013

If address is different from prior return, check here

IRS Use

1	1	1	1	1	1	1	1	1	1	2	3	3	3	3	3	3	3	3		4	4	4		5	5	5

6		7		8	8	8	8	8	8		9	9	9	9	9		10	10	10	10	10	10	10	10	10	10

If you do not have to file returns in the future, check here    and enter date final wages paid

If you are a seasonal employer, see Seasonal employers on page 1 of the instructions and check here

1.	Number of employees in the pay period that includes March 12th	1	0.00
2.	Total wages and tips, plus other compensation			2	762046.60
3.	Total income tax withheld from wages, tips, and sick pay			3	122889.54
4.	Adjustments of withheld income tax for preceding quarters of calendar year			4	0.00
5.	Adjusted total of income tax withheld (line 3 as adjusted by line 4—see instructions)			5	122889.54
6.	Taxable social security wages	6a	$714150.84 × 12.4% (.124) =	6b	88554.70
	Taxable social security tips	6c	$0.00 × 12.4% (.124) =	6d	0.00
7.	Taxable Medicare wages and tips	7a	$762046.60 × 2.9% (.029) =	7b	22099.35
8.	Total social security and Medicare taxes (add lines 6a, 6b, and 7b). Check here if wages are not subject to social security and/or Medicare tax			5	110654.05
9.	Adjustments of social security and Medicare taxes (see instructions for required explanation)
	Sick Pay +/- Fractions of Cents 0.47 Other			9	0.47
10.	Adjusted total of social security and Medicare taxes (line 8 as adjusted by line 9—see instructions)			10	110654.52
11.	Total taxes (add lines 5 and 10)			11	233544.06
12.	Advance earned income credit (EIC) payments made to employees,			12	0.00
13.	Not taxes (subtract line 12 from line 11). If $1,000 or more, this should equal line 17, column (d) below (or line D of Schedule B (Form 941)			13	233544.06
14.	Total deposits for quarter, including overpayment applied from a prior quarter			14	233544.06
15.	Balance due (subtract line 14 from line 13). See instructions			15	0.00
16.	Overpayment, if line 14 is more than line 13, enter excess here and check if to be: Applied to next return OR Refunded.		0.00
	• All filers: If line 13 is less than $1,000, you need not complete line 17 or Schedule B.
	• Semiweekly depositors: Complete Schedule B (Form 941) and check here				X
	• Monthly depositors: Complete line 17, columns (a) through (d) and check here
17.	Monthly Summary of Federal Tax Liability
	(a) First month liability (b) Second month liability (c) Third month liability (d) Total liability for quarter
(a) First month liability	(b) Second month liability	(c) Third month liability	(d) Total liability for quarter

Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Sign Here Signature	/s/ E Sloustcher	Print Your Name & Title	Eilan Sloustcher ATTORNEY-IN-FACT	Date	07/31/01

For Paperwork Reduction Act Notice, see page 1 of separate instructions.				Form 941 (Rev. 10-2000)

Source Code = PNA

PowerTax Facsimile Tax Return Form: FED_941_98	08/05/2001 11:59:49 AM

Employer's Record of Federal Tax Liability

SCHEDULE B (FORM 941) (Rev January 1996) Department of Treasury Internal Rev Service	See Circular E for more information about employment tax returns. Attach to Form 941 or Form 941-SS. 5151	OMB No. 1545-0029
Name as shown on Form 941 (Form 941-SS)	Employer identification number	Date quarter ended
ETOYS DISTRIBUTION LLC	54-1959013	06/30/2001

You must complete this schedule if you are required to deposit on a semiweekly basis, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons.)

A. Daily Tax Liability—First Month of Quarter
1		8		15		22		29
2	6576.97	9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6	16393.01	13	30687.14	20	4763.40	27	31041.11
7		14		21		28
A Total tax liability for first month of quarter								A	89461.63
B. Daily Tax Liability—Second Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4	15740.21	11	16268.27	18	14801.92	25	13594.86
5		12		19		26
6		13		20		27
7		14		21		28
B Total tax liability for second month of quarter								B	60405.26
C. Daily Tax Liability—Third Month of Quarter
1	12621.37	8	12041.22	15	31269.01	22	15083.59	29	11678.75
2		9		16		23		30	983.23
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7		14		21		28
C Total tax liability for third month of quarter								C	83677.17
D Total for quarter (add lines A, B, and C). This should equal line 13 of Form 941								D	233544.06
For Paperwork Reduction Act Notice, see instructions.							Schedule B (Form 941) (Rev. 1-96)

Source Code = PNA

PowerTax Facsimile Tax Return Form: FED_B941	08/05/2001 11:59:49 AM

BOE-401-A (FRONT)	P.O. BOX 3652		310-342-1000	STATE OF CALIFORNIA
REV. 88 (4-01)	CULVER CITY	CA 90231-3652		BOARD OF EQUALIZATION
STATE, LOCAL and DISTRICT SALES and USE TAX RETURN				BOARD USE ONLY
DUE ON OR BEFORE Jul 31, 2001 for Apr through Jun 2001			2201	RA-IT LOC REG RA-BTR AACS REF
[FOID 6-204-618]	5		YOUR ACCOUNT NO.
		SR Y AS	97-657200 6
SC				EFF

BOARD OF EQUALIZATION P.O. BOX 942879 SACRAMENTO CA 94279-8044		12200 W. OLYMPIC BLVD. ETOYS DISTRIBUTION, LLC 12200 WEST OLYMPIC BLVD LOS ANGELES CA 90064		19000-997-0000 3 01/00 RT-AAC SLA

READ SCHEDULE T - TAX ADJUSTMENT WORKSHEET and 01-2 RETURN INSTRUCTIONS BEFORE PREPARING THIS RETURN

1.	TOTAL (GROSS) SALES	1.	$7,663,526.00	PLEASE ROUND CENTS TO THE NEAREST WHOLE DOLLAR
2.	PURCHASE SUBJECT TO USE TAX	2.	0.00
3.	TOTAL (add lines 1 and 2)	3.	7,663,526.00
4.	SALES TO OTHER RETAILERS FOR PURPOSES OF RESALE	50	$7,663,526.00
5.	NONTAXABLE SALES OF FOOD PRODUCTS	51.00
6.	NONTAXABLE LABOR (repair and installation)	52.00
7.	SALES TO THE UNITED STATES GOVERNMENT	53.00
8.	SALES IN INTERSTATE OR FOREIGN COMMERCE	54.00
9.	SALES TAX (IF ANY) INCLUDED ON LINE 1	55.00
10.	(a) BAD DEBT LOSSES ON TAXABLE SALES	56.00
(b) COST OF TAX-PAID PURCHASES RESOLD PRIOR TO USE	57.00
(c) RETURNED TAXABLE MERCHANDISE	58.00
(d) CASH DISCOUNTS ON TAXABLE SALES	59.00
(e) SECTIONS 6377 & 6378 - 4.75% STATE TAX EXEMPTIONS
60(a) Amount subject to Manufacturer's Exemption $	60(b) Amount subject to Teleproduction Exemption + $	60(c) Enter total of boxes 60(a) & 60(b) = $	(Multiply box 60(c) by .8261) Enter result in box 61	61.00
(f) OTHER (clearly explain)	90.00
11.	TOTAL NONTAXABLE TRANSACTIONS REPORTED ON LINES 4 THRU 10(f) (add lines 4 thru 10(f))	11.	7,663,526.00
12.	TRANSACTIONS SUBJECT TO STATE TAX (subtract line 11 from line 3)	12.	0.00
(a) Enter line 12, Column A amount, from Schedule T worksheet	12(a) $
13.	STATE TAX 5.75% (multiply line 12 by .0575 OR enter line 13(c) amount from Schedule T worksheet)	13.	0.00	<
14.	(a) TRANSACTIONS SUBJECT TO COUNTY TAX (add amount in box 61 (above) to line 12) Enter total here	14(a).	0.00
(b) COUNTY TAX 1/4% (multiply line 14(a) by .0025)	14(b).	0.00	<
15.	ADJUSTMENTS FOR LOCAL TAX (see line 15 instructions)	15.	0.00
REC NO.	16.	TRANSACTIONS SUBJECT TO LOCAL TAX (add or subtract line 15 to or from line 14(a))	16.	0.00
17.	LOCAL TAX 1% (multiply line 16 by .01)	17.	0.00	<
18.	DISTRICT TAX (from Schedule A, line A11) YOU MUST COMPLETE SCHEDULE A ON REVERSE IF YOU ARE ENGAGED IN BUSINESS IN A TRANSACTIONS TAX DISTRICT	18.	0.00	<
19.	TOTAL STATE, COUNTY, LOCAL AND DISTRICT TAX (add < lines 13, 14(b), 17 & 18)	19.	0.00
20.	DEDUCT sales or use tax imposed by other states and paid on the purchase price of tangible personal property. Purchase price must be included in line 2	20.	0.00
21.	NET TAX (subtract line 20 from line 19)	21.	0.00
PM	22.	Less PREPAYMENTS 1ST PREPAYMENT 2ND PREPAYMENT	Total	22.	$0.00
$	$	Prepayment
23.	REMAINING TAX (subtract line 22 from line 21)	23.	0.00
24.	PENALTY of 10% (.10) is due if your tax payment is made, or your return is filed, after the due date shown above (see line 24 instructions)	PENALTY	24.	0.00
25.	INTEREST: one month's interest is due on tax for each month or fraction of a month that payment is delayed after the due date. The adjusted monthly interest rate is 1% (.01000)(12% divided by 12).	INTEREST	25.	0.00
26.	TOTAL AMOUNT DUE AND PAYABLE (add lines 23, 24 & 25)	26.	$0.00

IF YOU PAID BY CREDIT CARD AS DESCRIBED ON PAGE 1 OF THE INSTRUCTIONS CHECK HERE [  ].

I hereby certify that this return, including any accompanying schedules and statements, has been examined by me and to the best of my knowledge and belief is a true, correct and complete return.

YOUR SIGNATURE AND TITLE	TELEPHONE NUMBER	DATE
Barry Gold CEO		7/31/01
PAID PREPARER'S PAID PREPARER'S NAME USE ONLY	PAID PREPARER'S TELEPHONE NUMBER	SC

Make a copy for your records.

BOE-401-A (BACK) REV. 88 (4-01)

SCHEDULE A — COMPUTATION SCHEDULE FOR DISTRICT TAX

A1.	AMOUNT ON WHICH LOCAL TAX APPLIES (Enter amount from line 18 on the front of the return)		$0.00	READ INSTRUCTIONS BEFORE PREPARING THIS SCHEDULE
A2/A3.	DEDUCT Sales delivered to any location not in a district tax area 000	-	.00	Please round cents to the nearest whole dollar
A4.	AMOUNT OF DISTRICT TRANSACTIONS (subtract line A2/A3 from line A1) (Allocate this amount to the correct district tax areas in Column A5)		$.00
DISTRICT TAX AREAS	A5. ALLOCATE LINE A4 TO CORRECT DISTRICT(S)	A6/A7. ADD (+)/DEDUCT (-) ADJUSTMENTS	A8. TAXABLE AMOUNT A5 plus/minus A6/A7	A9. TAX RATE	A10. DISTRICT TAX DUE Multiply A8 by A9
*ALAMEDA Co.	011.00	.00	.00	.01	$
*CONTRA COSTA Co.	025.00	.00	.00	.01
CITY OF PLACERVILLE (El Dorado Co.)	070.00	.00	.00	.0025
FRESNO Co.	072.00	.00	.00	.00625
074
CITY OF CLOVIS (Fresno Co.) Public Safety Transactions & Use Tax	073.00	.00	.00	.003
*IMPERIAL Co. Local Transportation Authority	029.00	.00	.00	.005
046
CITY OF CALEXICO Heffernan Hospital District	045.00	.00	.00	.005
INYO Co.	014.00	.00	.00	.005
CITY OF CLEARLAKE (Lake Co.)	058.00	.00	.00	.005
*LOS ANGELES Co.	036.00	.00	.00	.01
078
*CITY OF AVALON Avalon Municipal Hospital and Clinic	077.00	.00	.00	.005
MADERA Co.	034.00	.00	.00	.005
MARIPOSA CO.	076.00	.00	.00	.005
NAPA Co.	085.00	.00	.00	.005
*NEVADA Co. Public Library Transactions & Use Tax	067.00	.00	.00	.00125
069
*TOWN OF TRUCKEE Road Maintenence Transactions & Use Tax	068.00	.00	.00	.005
ORANGE Co.	037.00	.00	.00	.005
RIVERSIDE Co.	026.00	.00	.00	.005
SACRAMENTO Co.	023.00	.00	.00	.005
SAN BERNARDINO Co.	031.00	.00	.00	.005
SAN DIEGO Co.	013.00	.00	.00	.005
*SAN FRANCISCO Co.	052.00	.00	.00	.0125
SAN JOAQUIN Co.	038.00	.00	.00	.005
*SAN MATEO	019.00	.00	.00	.01
SANTA BARBARA Co.	030.00	.00	.00	.005
*SANTA CLARA Co.	064.00	.00	.00	.01
*SANTA CRUZ Co.	062.00	.00	.00	.0075
SOLANO Co.	066.00	.00	.00	.00125
SONOMA Co.	039.00	.00	.00	.0025
STANISLAUS Co.	059.00	.00	.00	.00125
CITY OF WOODLAND (Yolo Co.)	075.00	.00	.00	.005
A11.	TOTAL DISTRICT TAX. Add Column A10. (Enter here and on line 18 on front of return)					$0

*
This district area includes more than one transactions and use tax district. (See instructions for Schedule A)

BOE-531-T (FRONT) REV. 2 (4-01)

STATE OF CALIFORNIA
BOARD OF EQUALIZATION

SCHEDULE T—TAX ADJUSTMENT WORKSHEET
DUE ON OR BEFORE Jul 31, 2001 for Apr through Jun 2001                                                 2201                            3
[FOID  6-204-618  ]5                        SR      Y      AS             YOUR ACCOUNT NO.

97-657200                                                   6                        SLA

ETOYS DISTRIBUTION, LLC

If you are required to complete Schedule T, attach it to your return.

PLEASE READ INSTRUCTIONS BEFORE PREPARING THIS SCHEDULE	COLUMN A TRANSACTIONS PRIOR TO 1/1/01	COLUMN B TRANSACTIONS ON/OR AFTER 1/1/01	COLUMN C TOTAL

1. TOTAL (GROSS) SALES	.00	7,663,526.00	7,663,526.00

2. PURCHASE SUBJECT TO USE TAX	.00	0.00	0.00

3. TOTAL (add lines 1 and 2)	.00	7,663,526.00	7,663,526.00

4. SALES TO OTHER RETAILERS FOR THE PURPOSE OF RESALE	.00	7,663,526.00	7,663,526.00

5. NONTAXABLE SALES OF FOOD PRODUCTS	.00	.00	.00

6. NONTAXABLE LABOR	.00	.00	.00

7. SALES TO THE UNITED STATES GOVERNMENT	.00	.00	.00

8. SALES IN INTERSTATE OR FOREIGN COMMERCE	.00	.00	.00

9. SALES TAX (IF ANY) INCLUDED IN LINE 1.00	.00	.00

10. a) BAD DEBT LOSSES ON TAXABLE SALES	.00	.00	.00

b) COST OF TAX-PAID PURCHASE RESOLD	.00	.00	.00

c) RETURNED TAXABLE MERCHANDISE	.00	.00	.00

d) CASH DISCOUNTS ON TAXABLE SALES	.00	.00	.00

e) Sections 6377 & 6378 - STATE TAX EXEMPTIONS

60(a) Amount subject to 5% Manufacturer's Exemption	60(b) Amount subject to 5% Teleproduction Exemption	60(c) Enter total of boxes 60(a) & 60(b)	(Multiply box 60(c) by .8333) Enter result in Column A	.00
$	+	$	=	$

60(a) Amount subject to 4.75% Manufacturer's Exemption	60(b) Amount subject to 4.75% Teleproduction Exemption	60(c) Enter total of boxes 60(a) & 60(b)	(Multiply box 60(c) by .8261) Enter result in Column B	.00
$	+	$	=	$

Add Columns A and B: enter total in Column C and in line 10(e). box 61, on the front of the return.	Enter this total in box 61 on the return ›	.00

f) OTHER	.00	.00	.00

11. TOTAL NONTAXABLE TRANSACTIONS REPORTED ON LINES 4 THRU 10(f)	.00	7,663,526.00	7,663,526.00

12. TRANSACTIONS SUBJECT TO STATE TAX (subtract line 11 from line 3) for each column:
Enter amount from Column A on line 12(a) of the return; Enter the amount from Column C on line 12 of the return	.00	0.00	0.00

TAX RATE (multiply line 12 by this state sales and use tax rate)	x 0.06	x 0.0575

13. STATE TAX
a) Adjusted for state sales and use tax rate change PRIOR to 1/1/01	.00

b) Adjusted for state sales and use tax rate change ON/OR AFTER 1/1/01	0.00

c) Add lines 13a and 13b: enter total in Column C and on line 13 of the return	0.00

BOE-531-T (BACK) REV. 2 (4-01)

INSTRUCTIONS FOR PREPARING SCHEDULE T FOR THE BOE-401-A OR BOE-401-GS RETURNS

  Schedule T is designed to report transactions that occurred prior to January 1, 2001. These transactions must be separated because of the .25 percent (1/4%) decrease in the state sales and use tax rate that took effect January 1, 2001.

  Note: Include this worksheet with your return and keep a copy for your records. After you have transferred information from your worksheet to the front of your return, you must complete the remaining lines of your return (lines 14 and following).

COLUMN A		COLUMN B		COLUMN C
Enter transactions that occurred prior to January 1, 2001.	+	Enter transactions that occurred on or after January 1, 2001.	=	Enter the total of Columns A and B

[Do not enter amounts in shaded areas.]		[Do not enter amounts in shaded areas.]		[Do not enter amounts in shaded areas.]
SPECIAL INSTRUCTIONS FOR COLUMN A		SPECIAL INSTRUCTIONS FOR COLUMN B		SPECIAL INSTRUCTIONS FOR COLUMN C
Lines 1-10		Lines 1-10		Lines 1-10
For an explanation of these entries, please refer to your enclosed Sales and Use Tax Return instructions.		For an explanation of these entries, please refer to your enclosed Sales and Use Tax Return instructions.		For an explanation of these entries, please refer to your enclosed States and Use Tax Return Instructions.
NOTE-Line 10 entries for Column A		Line 12
Your line 10 entries may result in a credit total on lines 12 and 13(a).		Multiply your answer in line 12, Column B, by 0.0575 and enter the total in line 13(b).		Transfer the totals for lines 1-13 to the front of your return, as indicated.
Line 12				Line 13(c)
Be sure to transfer the total in line 12, Column A, to line 12(a) of your return.				In calculating your total, be sure to adjust for any credit (minus) amount in lines 13(a) and/or 13(b).
Multiply your answer in Line 12, Column A, by 0.06 and enter the total in line 13(a).

Need assistance? Call our Information Center, 1-800-400-7115.
To speak to a Customer Service Representative, call between 8:00 a.m. and 5:00 p.m.,
Monday through Friday, excluding State holidays.

SLA

BOE-530 (FRONT) REV. 15(10-98) SCHEDULE C-DETAILED ALLOCATION BY SUBOUTLET OF UNIFORM LOCAL SALES AND USE TAX	STATE OF CALIFORNIA BOARD OF EQUALIZATION
The original copy of this schedule must be attached to your return. Read instructions before preparing.	Please round cents to the nearest whole dollar.
TAXING JURISDICTION IN WHICH BUSINESS ESTABLISHMENTS ARE LOCATED COLUMN 1		SUB-OUTLET NO.	TAX AREA CODE COLUMN 2				AMOUNT OF 1% LOCAL TAX COLUMN 3
			CO.	JUR	ADD-ON	IN LIEU
12200 W. OLYMPIC BLVD.	LOS ANGELES	0001	19050		036		0.00
4100 MISSION BLVD.	ONTARIO	0003	36004		031		0.00
** PLEASE NOTE ANY ADDRESS CHANGES AND/OR CLOSED-OUT
LOCATIONS, INCLUDING EFFECTIVE DATES, DIRECTLY BELOW EACH
ADDRESS THAT HAS CHANGED/CLOSED**
**PLEASE LIST ANY ADDITIONAL BUSINESS LOCATIONS BELOW,
INCLUDING THE COMPLETE ADDRESS AND STARTING DATE FOR EACH
LOCATION**
	This total must agree with line 17 of your
	return unless you are provided with
	Schedule B where this total is to be entered
	on line B2
	TOTAL AMOUNT OF LOCAL TAX						0
OWNER'S NAME
ETOYS DISTRIBUTION, LLC

ACCOUNT NUMBER	INDUSTRY	TAX CODE	ZIP CODE	PERIOD	PAGE
97-657200	3	SR Y	4	2201	1

BOE - 530 (BACK) REV. 15(10-98)

INSTRUCTIONS

SCHEDULE C—DETAILED ALLOCATION

BY SUBOUTLET OF UNIFORM LOCAL SALES AND USE TAX

GENERAL

When a consolidated sales and use tax return is filed, covering more than one seller's permit, local taxes must be allocated among the cities and unincorporated areas of counties in which sales outlets are located. Schedule C lists the addresses of all your place of business for which seller's permits have been issued. Locations within a single city, or within the unincorporated area of a single county, are grouped. Each group is separated from the following group by a space and an asterisk (*).

COLUMN 1—TAXING JURISDICTION IN WHICH BUSINESS ESTABLISHMENTS ARE LOCATED

Street addresses for your places of business are entered here as shown by our records. The taxing jurisdiction indicates the city in which the business is situated, or the county of location if the business is not within a city. A county having the same name as one of its cities can be distinguished from the city by the Tax Area Code entry in Column 2. County codes show as "998" in digits 3, 4 and 5, while city codes show as different numbers. Entries in the column headed "Sub-outlet Number" provide numerical identification of your sales outlets for Board records.

If you have closed any of the places listed, either before or during the period covered by this return, enter the word "closed" just below the street address. Enter the amounts of local tax just as you do for other places of business, or the word "None" if no taxable transactions occurred during the reporting period.

If, during the reporting period, you have operated any place of business in California which is not listed here, enter at the end of the list the street address and name of the Post Office serving the area. If in a city with a different name than the Post Office, enter the name of the city also. If the location has no street number, enter the street or road and the name of the Post Office. State whether the location is inside the city or town whose name corresponds to that of the Post Office (e.g., Highland Road, three miles outside Greenburg).

COLUMN 2—TAX AREA CODE

You need not make any entry in this column. Code numbers shown here identify the taxing jurisdiction in which each business establishment is located.

COLUMN 3—AMOUNT OF 1% LOCAL TAX

Enter in this column the amount of local tax (1%) for each business establishment, opposite the business address. "Total for this tax code" appears where two or more places of business are located in one taxing jurisdiction. Enter in Column 3, the total local taxes for all places of business in that taxing jurisdiction opposite the asterisk (*). If you have only one business establishment in a local taxing jurisdiction, enter only the figures directly opposite the address and do not make any entry opposite the asterisk. Enter the word "None" opposite the address of any establishment operated during the period covered by this return if no tax liability accrued at that location.

TOTAL AMOUNT OF LOCAL TAX

The total of Column 3 (or the grand total of this column if Schedule C comprises more than one page) must agree with line 17 on the face of your sales tax return, unless you have prepared a Schedule B. Schedule B is furnished to taxpayers when required for allocations of local taxes on transactions not occurring at a permanent place of business. For taxpayers using Schedule B, the total of Column 3 is to be carried forward to line B2 on Schedule B.

IF YOU WISH ADDITIONAL INFORMATION PLEASE CONTACT
YOUR NEAREST BOARD OF EQUALIZATION OFFICE

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)
Debtor	08/01/01-08/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$902,981.36
(+) Amounts billed during the period
(-) Amounts collected during the period (Note 1)	$361,979.14
Total Accounts Receivable at the end of the reporting period	$541,002.22

Accounts Receivable Aging	Amount
0-30 days old
31-60 days old	$—
61-90 days old	$525,447.59
91 + days old	$15,554.63
Total Accounts Receivable	$541,002.22
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$541,002.22

DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers comensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Note 1—Accounts receivable amounts collected during August 2001 were deposited in a bank account of eToys, Inc. (Case No. 01-00706) and, accordingly, are reflected on that Debtor's MOR-1 Schedule of Cash Receipts and Disbursements.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

eToys Distribution LLC
Accounts Payable Aging Report
As of August 31, 2001

	Current	1-30	31-60	61-90	>90		TOTAL
ADELPHIA	0.00	0.00	0.00	0.00	3.06		3.06
ASCOM HASLER LEASING	0.00	0.00	0.00	0.00	585.04		585.04
BTI	0.00	0.00	0.00	0.00	4,076.97		4,076.97
BURNS INTERNATIONAL SEC. SVCS	0.00	4,204.97	0.00	0.00	0.00		4,204.97
CITY OF ONTARIO UTILITY DEPARTMENT	0.00	-718.27	718.27	0.00	0.00		0.00
CROWN LIFT TRUCKS	0.00	2,592.00	0.00	0.00	0.00		2,592.00
DEBBIE'S STAFFING	5,408.64	0.00	0.00	0.00	0.00		5,408.64
DOMINION VIRGINIA POWER	0.00	37,313.16	0.00	0.00	0.00		37,313.16
HIGHLAND PAGING, INC.	0.00	0.00	0.00	0.00	461.13		461.13
HOMESTEAD MATERIALS HANDLING	0.00	0.00	0.00	0.00	3,018.89	(1)	3,018.89
IBM CORPORATION	0.00	0.00	0.00	0.00	149,189.38	(1)	149,189.38
LEASING TECHNOLOGIES INT'L, INC.	0.00	0.00	0.00	0.00	39,190.00	(1)	39,190.00
NATIONWIDE GUARD SERVICES	0.00	5,984.13	0.00	0.00	0.00		5,984.13
NG LAND, LLC	145,000.00	0.00	0.00	0.00	0.00		145,000.00
PACIFIC BELL	0.00	0.00	0.00	300.66	82.31		382.97
PITTSYLVANIA COUNTY SERVICE AUTHORITY	0.00	304.55	0.00	0.00	0.00		304.55
RAYMOND LEASING CORPORTATION	0.00	0.00	0.00	0.00	27,958.79	(1)	27,958.79
RUSSELL A. FARROW LTD	0.00	0.00	0.00	265.50	0.00		265.50
SCRUGGS, KENNY	359.17	0.00	0.00	0.00	0.00		359.17
TREASURER OF VIRGINIA	0.00	50.00	0.00	0.00	0.00		50.00
VERIZON—PO BOX 17398	0.00	0.00	43.14	0.00	0.00		43.14
VERIZON—PO BOX 17577	0.00	0.00	52.73	0.00	0.00		52.73
XEROX CORPORATION	0.00	0.00	0.00	0.00	1,490.20	(1)	1,490.20

TOTAL	150,767.81	49,730.54	814.14	566.16	226,055.77		427,934.42

Notes:

(1)
Lease—Of the $226,055.77 in the > 90 day column, $220,847.26 represents post-petition lease payments which are the subject of ongoing negotiations and motions for allowance of administrative claims.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 08/01/01-08/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	9/20/01 Date
BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

eKids, Inc., debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 08/01/01-08/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS—UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 08/01/01-08/31/01

BANK RECONCILIATIONS

    Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE

(+) DEPOSITS IN TRANSIT (attach list)

(-) OUTSTANDING CHECKS (attach list)

OTHER (attach list)

ADJUSTED BANK BALANCE

*
Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date Amount	Date Amount	Date Amount	Date Amount
	None	None

CHECKS OUTSTANDING	Ck# Amount	Ck# Amount	Ck# Amount	Ck# Amount

Total Outstanding Checks	$—

OTHER

In re: eKids, Inc. Debtor	Case No. 01-00708 (MFW) Reporting Period 08/01/01-08/31/01

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

NOT APPLICABLE

    The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re: eKids, Inc. Debtor	Case No. 01-00708 (MFW) Reporting Period 08/01/01-08/31/01

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE
July 31, 2001
OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re: eKids, Inc. Debtor	Case No. 01-00708 (MFW) Reporting Period 08/01/01-08/31/01

MOR-3
BALANCE SHEET

    NOT APPLICABLE

ASSETS	MONTH August 31, 2001	MONTH
Cash (Unrestricted)	NOT APPLICABLE

Cash (Restricted)

Accounts Receivable (net)

Inventory

Notes Receivable

Prepaid Expenses

Other (Attach List)

Total Current Assets

Real Property & Improvements

Machinery & Equipment

Furniture, Fixtures & Office Equipment

Vehicles

Leasehold Improvements

Less: Accumulated Deprec/Depletion

Total Property, Plant & Equipment

Liabilities not subject to compromise (Postpetition Liabilities)

Accounts payable

Taxes Payable

Notes payable

Professional Fees

Secured Debt

Due to Affiliates & Insiders

Other (Attach List)

Total postpetition Liabilities

Liabilities subject to compromise (Postpetition Liabilities)

Secured Debt-Per Plan

Priority Debt-Per Plan

Unsecured Debt-Per Plan

Other (Attach List)-Per Plan

Total Prepetition Liabilities

Total Liabilities

Equity

Common Stock

Retained Earnings (Deficit)

Total Equity (Deficit)

Total Liabilities & Owner's Equity

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 08/01/01-08/31/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Current Assets

NOT APPLICABLE

Other Assets

LIABILITIES AND DOWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONT	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re: eKids, Inc. Debtor	Case No. 01-00708 (MFW) Reporting Period 08/01/01-08/31/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Reporting Period: 08/01/01 - 08/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE (Not Applicable)
Must be completed each month	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 08/01/01-08/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	9/20/01 Date
BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

PMJ Corporation, debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 08/01/01-08/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total

CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS — SWEEP ACCOUNT				0.00
TRANSFERS — UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00

NET CASH FLOW	0.00	0.00	0.00	0.00

CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re: PMJ Corporation Debtor	Case No. 01-00709 (MFW) Reporting Period 08/01/01-08/31/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

    * Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$—

OTHER

In re: PMJ Corporation Debtor	Case No. 01-00709 (MFW) Reporting Period 08/01/01-08/31/01

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	MONTH	FILING TO DATE
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re: PMJ Corporation Debtor	Case No. 01-00709 (MFW) Reporting Period 08/01/01-08/31/01

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE
July 31, 2001
OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

    Reorganization Items-Interest Earned on Accumulated Cash From Chapter 11

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re: PMJ Corporation Debtor	Case No. 01-00709 (MFW) Reporting Period 08/01/01-08/31/01

MOR-3
BALANCE SHEET

NOT APPLICABLE

ASSETS	MONTH	MONTH
August 31, 2001
Cash (Unrestricted)	NOT APPLICABLE
Cash (Restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets
Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re: PMJ Corporation Debtor	Case No. 01-00709 (MFW) Reporting Period 08/01/01-08/31/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re: PMJ Corporation Debtor	Case No. 01-00709 (MFW) Reporting Period 08/01/01-08/31/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

FEDERAL	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*
"Insider" is defined in 11 U.S.C. Section 101 (31).

In re: PMJ Corporation

Case No. 01-00709 (MFW)
Reporting Period: 08/01/01-08/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period

(+) Amounts billed during the period

(-) Amounts collected during the period

Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0-30 days old

31-60 days old

61-90 days old

91 + days old

Total Accounts Receivable

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

QuickLinks

  Exhibit 99.1
UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE OFFICE OF THE US TRUSTEE—REGION 3
MOR-1 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
MOR-1 con't SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
CASH DISBURSEMENTS PAYROLL ACCOUNT August 2001
CASH DISBURSEMENTS PAYROLL ACCOUNT August 2001
CASH DISBURSEMENTS PAYROLL ACCOUNT August 2001
MOR-1 ATTACHMENT OTHER RECEIPTS August 2001
Cash Disbursements August 2001
STATEMENT OF OPERATIONS (MOR-2) March 7 through August 31, 2001 and One Month Ended August 31, 2001 UNAUDITED
Balance Sheet (MOR-3) As of August 31, 2001 UNAUDITED
MOR-4 STATUS OF POSTPETITION TAXES
SUMMARY OF UNPAID POSTPETITION DEBTS
INSTRUCTIONS FOR PREPARING SCHEDULE T FOR THE BOE-401-A OR BOE-401-GS RETURNS
STATEMENT OF OPERATIONS (MOR-2) March 7 through August 31, 2001 and One Month Ended August 31, 2001 UNAUDITED
STATEMENT OF OPERATIONS (MOR-2) March 7 through August 31, 2001 and One Month Ended August 31, 2001 UNAUDITED
MOR-4 STATUS OF POSTPETITION TAXES
SUMMARY OF UNPAID POSTPETITION DEBTS
MOR-2 continued STATEMENT OF OPERATIONS